             As filed with the Securities and Exchange Commission

                              on January 5, 2001

                            Securities Act File No.

________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /   x   /
                                                                -------

   Pre-Effective Amendment No. /____/    Post-Effective Amendment No. /____/

                      KEMPER STATE TAX-FREE INCOME SERIES
              (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
              (Address of Principal Executive Offices) (Zip Code)

                               Philip J. Collora
                       Scudder Kemper Investments, Inc.
                           222 South Riverside Plaza
                               Chicago, IL 60606
                    (Name and Address of Agent for Service)

                                (312) 537-7000
                 (Registrant's Area Code and Telephone Number)

                                with copies to:

        Caroline Pearson, Esq.             Joseph R. Fleming, Esq.
        Scudder Kemper Investments, Inc.   Dechert
        Two International Place            Ten Post Office Square - South
        Boston, MA 02110-4103              Boston, MA  02109-4603

                 Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement is declared effective.

                     Title of Securities Being Registered:
               Shares of Beneficial Interest (without par value) of Kemper California Tax-Free Income Fund, a series of the Registrant

________________________________________________________________________________

   It is proposed that this filing will become effective on February 4, 2001 pursuant to Rule 488 under the Securities Act of 1933.

________________________________________________________________________________

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                    PART A

            INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                        SCUDDER CALIFORNIA TAX FREE FUND

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Fund (the "Fund"), a series of Scudder California Tax Free Trust, will be held at the offices of Scudder Kemper Investments, Inc., 13/th/ Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 3:00 p.m., Eastern time, for the following purpose:

     Proposal:      To approve an Agreement and Plan of Reorganization for the
                    Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper California Tax-Free Income
                    Fund, (ii) each shareholder of the Fund would receive
                    Class S shares of Kemper California Tax-Free Income Fund in an amount equal to the value of their holdings in the Fund, and (iii) the Fund would then be terminated.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                              By Order of the Board,

                              /s/ John Millette

                              John Millette
                              Secretary
March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................  __

PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION................  __

          SYNOPSIS........................................................  __

          PRINCIPAL RISK FACTORS..........................................  __

          THE PROPOSED TRANSACTION........................................  __

ADDITIONAL INFORMATION....................................................  __

                          PROXY STATEMENT/PROSPECTUS
                               March [  ], 2001
                 Relating to the acquisition of the assets of
                       SCUDDER CALIFORNIA TAX FREE FUND,
                             a separate series of
           SCUDDER CALIFORNIA TAX FREE TRUST (the "Acquired Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                              (800) [          ]
                          --------------------------

            by and in exchange for shares of beneficial interest of
                    KEMPER CALIFORNIA TAX-FREE INCOME FUND,
                             a separate series of
          KEMPER STATE TAX-FREE INCOME SERIES (the "Acquiring Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                               (800) [        ]

                          --------------------------
                                 INTRODUCTION

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Acquired Trust in connection with the Special Meeting of Shareholders of Scudder California Tax Free Fund (the "Fund") to be held on May 24, 2001, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 13/th/ Floor, Two International Place, Boston, MA 02110-4103 at 3:00 p.m. (Eastern time), or at such later time made necessary by all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

     At the meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper California Tax-Free Income Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Kemper California Tax-Free Income Fund and the assumption by Kemper California Tax-Free Income Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper California Tax-Free Income Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, shareholders of the Fund will become shareholders of Kemper California Tax-Free Income Fund and will receive shares of Kemper California Tax-Free Income Fund in an amount equal to the value of their holdings in the Fund as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 18, 2001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     In the descriptions of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Fund or Kemper California Tax-Free Income Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

     This Proxy Statement/Prospectus sets forth concisely the information about Kemper California Tax-Free Income Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Kemper California Tax-Free Income Fund, see Kemper California Tax-Free Income Fund's prospectus dated February 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated August 1, 2000, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

     Also incorporated herein by reference is Kemper California Tax-Free Income Fund's statement of additional information dated February 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper California Tax-Free Income Fund at the telephone number or address listed above. A Statement of Additional Information, dated March [ ], 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper California Tax-Free Income Fund at the telephone number or address listed above. Shareholder inquiries regarding Kemper California Tax-Free Income Fund may be
made by calling (800) [            ] and shareholder inquiries regarding the
Fund may be made by calling (800) [          ].  The information contained in
this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

     Kemper California Tax-Free Income Fund is a non-diversified series of shares of beneficial interest of the Acquiring Trust, and the Fund is a diversified series of shares of beneficial interest of the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

     The Board of Trustees of the Acquired Trust unanimously recommends that shareholders vote FOR the Proposal.

                       PROPOSAL:  APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I.   SYNOPSIS

Introduction

     The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 13, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kemper California Tax-Free Income Fund in exchange for Class S shares of Kemper California Tax-Free Income Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the

Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper California Tax-Free Income Fund and will hold, immediately after the Reorganization, Class S shares of Kemper California Tax-Free Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

     Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvestment. Services provided to the Class S shareholders of Kemper California Tax-Free Income Fund following the Reorganization will be identical to those currently provided to shareholders of the Fund. See "Purchases, Exchanges and Redemptions" below.

Background of the Reorganization

     The Reorganization is part of a broader Scudder Kemper restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by Scudder Kemper has followed this pattern.

     As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered under the "Scudder" name. Scudder Kemper believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds, will benefit fund shareholders. In addition, Scudder Kemper anticipates changing its name to "Zurich Scudder Investments, Inc." Scudder Kemper believes that the combination of its open-end, directly-distributed funds and classes (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. Scudder Kemper has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. Scudder Kemper believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Scudder Funds.

     The fund consolidations are expected to have a positive impact on Scudder Kemper, as well. These consolidations are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

     Since receiving Scudder Kemper's proposal on June 5, 2000, the Trustees have conducted a thorough review of all aspects of the proposed Reorganization. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

     The Trustees believe that the Reorganization will provide shareholders of the Fund with the following benefits:

     . LOWER FUND EXPENSES. If the Reorganization is approved, the Fund's shareholders are expected to benefit from lower total fund operating expenses. Please refer to "Comparison of Expenses" below.

     . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, Scudder Kemper has advised the Trustees that the Funds have compatible investment objectives and policies. Both Funds invest primarily in California municipal securities. In addition, Scudder Kemper has also advised the Trustees that both Funds have the same portfolio management team and follow a substantially similar investment process. Please refer to "Investment Objectives, Policies and Restrictions of the Funds" below.

     . INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Fund's shareholders will benefit from an investment in a larger fund which may have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

     . TAX-FREE REORGANIZATION. It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.


     For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

     . the Reorganization is in the best interests of the Fund and its shareholders; and

     . the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees unanimously recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

     This section will help you compare the investment objectives and policies of the Fund and Kemper California Tax-Free Income Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

     The investment objectives, policies and restrictions of the Fund and Kemper California Tax-Free Income Fund are similar. Some differences do exist. The investment objective of the Fund is to seek income that is exempt from California personal and regular federal income taxes. The investment objective of Kemper California Tax-Free Income Fund is to seek a high level of current income that is exempt from California state and federal income taxes. There can be no assurance that either Fund will achieve its investment objective.

     Kemper California Tax-Free Income Fund normally invests at least 80% of its net assets in California municipal securities and other securities whose income is free from regular federal income tax.

Similarly, the Fund invests at least 80% of its net assets in California municipal securities. Each Fund may invest up to 20% of its net assets in securities whose income is subject to the federal alternative minimum tax.

     Each Fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include, to a limited extent, municipal lease obligations and investments representing an interest in these. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

     Both Funds have the same portfolio management team and are managed in a substantially similar manner. The Funds differ in their manner of security selection. In selecting securities for Kemper California Tax-Free Income Fund, the Investment Manager looks for securities that appear to offer the best income potential. In selecting securities for the Fund, the Investment Manager looks for securities that appear to offer the best total return potential. With both Funds, the Investment Manager normally prefers securities that cannot be called in before maturity. In making investment decisions for each Fund, the Investment Manager typically weighs a number of factors, including economic outlooks, possible interest rate movements, changes in supply and demand within the municipal bond market and, in the case of Kemper California Tax-Free Income Fund, specific security characteristics.

     Normally, at least 90% of Kemper California Tax-Free Income Fund's municipal securities are in the top four grades of credit quality. The Fund normally invests at least 75% of its total assets in securities that are of the top four grades of credit quality, or are issued or guaranteed by the U.S. government. Up to 10% of Kemper California Tax-Free Income Fund's municipal securities may consist of "junk bonds," which are those rated below the top four credit grades (i.e., grade BB/Ba and below), while the Fund could invest up to 25% of its total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B).

     As a temporary defensive measure, each Fund may shift up to 100% of its assets into investments such as taxable money market securities. To the extent a Fund takes such actions, it would mean that the Fund would not be pursuing its objective.

     Although the Investment Manager may adjust Kemper California Tax-Free Income Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it generally expects to keep it over 15 years under normal circumstances. The Investment Manager may adjust the duration (a measure of sensitivity to interest rate movements) of Kemper California Tax-Free Income Fund's portfolio, depending on its outlook for interest rates. In comparison, the Investment Manager may adjust the Fund's duration, but it generally intends to keep it between 5.5 and 9.5 years.

     The Funds' fundamental investment restrictions (as set forth under "Investment Restrictions" in each Fund's statement of additional information) are identical, except that Kemper California Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end investment company, while the Fund has elected to be classified as a diversified series of an open-end investment company. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment policies (which may be changed by the particular Fund's Board without shareholder approval) are identical, except that Kemper California Tax-Free Income Fund has a stated restriction limiting investments in illiquid securities to no more than 15% of net assets. Both funds are, however, subject to such restriction pursuant to applicable regulation. Investors should refer to the respective statements of additional information of the funds for a more detailed description of each Fund's investment policies and restrictions.

Portfolio Turnover

     The portfolio turnover rate for Kemper California Tax-Free Income Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended August 31, 2000 was 57%. The portfolio turnover rate for the Fund for the fiscal year ended March 31, 2000 was 40%.

Performance

     The following table shows how the returns of the Fund and Kemper California Tax-Free Income Fund over different periods average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                [Insert Table]

     The Trustees have been advised by Scudder Kemper that differences in the past performance of the two Funds were primarily attributable to the Fund's engagement of seperate and distinct investment management teams prior to January 2000. The Trustees did not consider differences in the Fund's past performance to be a significant factor in evaluating the Reorganization because the Funds currently share the same portfolio managment team and follow a substantially similar investment process.

     For management's discussion of Kemper California Tax-Free Income Fund's performance for the fiscal year ended August 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

     Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. The Funds have the same portfolio management team. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

     Pursuant to separate contracts, both Funds pay the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of August 31, 2000, Kemper California Tax-Free Income Fund had total net assets of $805,336,226. For the fiscal year ended August 31, 2000, Kemper California Tax-Free Income

 Fund paid the Investment Manager a fee of 0.53% of its average daily net assets. As of March 31, 2000, the Fund had total net assets of $309,357,127. For the fiscal year ended March 31, 2000, the Fund paid the Investment Manager a fee of 0.62% of its average daily net assets.

      The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Kemper California Tax-Free Income Fund. Currently the fee schedules for the Fund and Kemper California Tax-Free Income Fund are as follows:

-------------------------------------------------------------------------------------------------------------
                        Fund                                   Kemper California Tax-Free Income Fund
-------------------------------------------------------------------------------------------------------------
 Average Daily Net Assets                 Fee Rate             Average Daily Net Assets           Fee Rate
 ------------------------                 --------             ------------------------           --------
 First $200 million                       0.625%               First $250 million                 0.550%
 Next $300 million                        0.600%               Next $750 million                  0.520%
 More than $500 million                   0.575%               Next $1.5 billion                  0.500%
                                                               Next $2.5 billion                  0.480%
                                                               Next $2.5 billion                  0.450%
                                                               Next $2.5 billion                  0.430%
                                                               Next $2.5 billion                  0.410%
                                                               More than $12.5 billion            0.400%
-------------------------------------------------------------------------------------------------------------

      Based upon the Fund's average net assets for the twelve month period ended November 30, 2000, the effective advisory fee rate for the Fund was 0.61%. Based upon each Fund's average net assets for the twelve month period ended November 30, 2000, the effective advisory fee rate for Kemper California Tax-Free Income Fund after the Reorganization would be 0.53% of average daily net assets.

 Administrative Fee

      On the date of Closing, Kemper California Tax-Free Income Fund will enter into an administration agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by Kemper California Tax-Free Income Fund (other than those provided by Scudder Kemper under its investment management agreement with that Fund) in exchange for the payment by Kemper California Tax-Free Income Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.15% of average daily net assets attributable to the Class S shares. The Administration Agreement is substantially identical to that recently adopted by the Fund and upon closing, Class S shareholders of Kemper California Tax-Free Income Fund will pay the same rate of Administrative Fee as is currently borne by the Fund. One effect of this arrangement is to make Kemper California Tax-Free Income Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

      Various service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to Kemper California Tax-Free Income Fund pursuant to separate agreements. Some of these Service Providers may differ from current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for Kemper California Tax-Free Income Fund and maintains its accounting records. Scudder Service Corporation, a subsidiary of Scudder Kemper, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of Kemper California Tax-Free Income Fund. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the Class S shares of Kemper California Tax-Free Income Fund and acts as agent of such Fund in the continuous offering of such shares. As custodian, State Street Bank and Trust Company holds the portfolio securities of Kemper California Tax-Free Income Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper California Tax-Free Income Fund.

     Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper California Tax-Free Income Fund described above, except that Scudder Kemper will pay these entities for the provision of their services to Kemper California Tax-Free Income Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper California Tax-Free Income Fund will pay Scudder Kemper the Administrative Fee.

     The proposed Administration Agreement will remain in effect with respect to the Class S shares for an initial term ending September 30, 2003, subject to earlier termination by the Trustees who oversee Kemper California Tax-Free Income Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Independent Trustees, that oversee Kemper California Tax-Free Income Fund. The fee payable by Kemper California Tax-Free Income Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from Kemper California Tax-Free Income Fund's custodian for cash balances.

     Certain expenses of Kemper California Tax-Free Income Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Kemper California Tax-Free Income Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

Comparison of Expenses

     The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class S shares of Kemper California Tax-Free Income Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of Class S shares of Kemper California Tax-Free Income Fund following the Reorganization will be lower than the current expense ratio of the comparable class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended November 30, 2000 and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class S Shares

                                                                            Kemper
                                                                          California
                                                                           Tax-Free                Pro Forma
Shareholder Fees                                         Fund             Income Fund               (Combined)(1)
----------------                                   -----------------    -------------------     -----------------
Maximum Sales Charge (Load) Imposed on Purchases         None                None                      None
 (as % of offering price)

Maximum Contingent Deferred Sales Charge (Load)          None                None                  None
 (as % of redemption proceeds)

Maximum Deferred Sales Charge (Load) imposed on          None                None                  None
 reinvested dividends

Redemption Fee (as a percentage of amount                None                None*                 None*
 redeemed, if applicable)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------

Management Fees                                          0.61%               0.53%                 0.53%

Rule 12b-1/ASF Fees                                      None                None                  None

Other Expenses                                           0.15%(2)            0.15%(3)              0.15%

Total Annual Fund Operating Expenses                     0.76%               0.68%                 0.68%

Expense Waiver

Net Annual Fund Operating Expenses
Expense Example of Total Operating
----------------------------------
Expenses at the End of the Period(4)
---------------------------------

One Year                                                $  78               $  69                 $  69

Three Years                                             $ 243               $ 218                 $ 218

Five Years                                              $ 422               $ 379                 $ 379

Ten Years                                               $ 942               $ 847                 $ 847

_________________
[*  There is a $5 wire service fee for receiving redemption proceeds via wire.]

Notes to Expense Comparison Table:
----------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization and the implementation of an Administrative Fee.
(2)  Restated to reflect the implementation of the Fund's Administrative Fee.
(3) Reflects Administrative Fee to be effective upon completion of the Reorganization.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

Distribution of Shares

     Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of the Fund and will serve as the principal underwriter for the Class S shares of Kemper California Tax-Free Income Fund. SIS charges no direct fees in connection with the distribution of shares of the Fund or the Class S shares of Kemper California Tax-Free Income Fund. Following the Reorganization, shareholders of Class S shares of Kemper California Tax-Free Income Fund will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

Purchases, Exchanges and Redemptions

     Both Funds are part of the Scudder Kemper complex of mutual funds. At the time of the Closing, the procedures for purchases, exchanges and redemptions of Class S shares of Kemper California Tax-Free Income Fund will be identical to those of the Fund. Class S shares of Kemper California Tax-Free Income Fund will be exchangeable for Class S shares of most other open-end funds advised by Scudder Kemper offering such shares.

     Services available to shareholders of Class S shares of Kemper California Tax-Free Income Fund will be identical to those available to shareholders of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, and exchanges by telephone to most other Scudder Kemper funds that offer Class S shares, and reinvestment privileges. Please see the prospectus of Kemper California Tax-Free Income Fund for additional information.

Dividends and Other Distributions

     Each Fund intends to declare income dividends daily and pay them monthly and distribute net short-term and net long-term capital gains, if any, in November or December. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. For retirement plans, reinvestment is the only option.

     If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

     Charter Documents.

     Each of the Acquired Trust and the Acquiring Trust is established as a Massachusetts business trust pursuant to seperate Declarations of Trust. Although the organizational documents of the Acquired Trust and the Acquiring Trust are similar, some differences do exist. The more significant differences are listed below.

     . A vote of a majority of the Acquiring Trust's outstanding shares is required to remove a trustee from office; a vote of two-thirds of the Acquired Trust's outstanding shares is required to remove a trustee from office.

     . A special meeting of shareholders of Kemper California Tax-Free Income Fund may be called by shareholders holding at least 25% of the shares then outstanding (or 10% of the Acquiring Trust's shares if the purpose is to determine the removal of a Trustee); 10% of the Fund's shares then outstanding are required to call a special meeting of its shareholders.

     Board Members and Officers.

     The Trustees of the Acquired Trust are different from the Trustees of the Acquiring Trust. The shareholders of Kemper California Tax-Free Income Fund are currently considering the election of a new Board of Trustees, which, if approved by the shareholders, will consist of John W. Ballantine, Lewis A. Burnham, Linda C. Coughlin, Donald L. Dunaway, James R. Edgar, William F. Glavin, Robert B. Hoffman, Shirley D. Peterson, Fred B. Renwick, William P. Sommers and John G. Weithers. In addition, the officers of the Acquired Trust and the Acquiring Trust are different. (See each Fund's Statement of Additional Information for further information.)

     Fiscal Year.

     The Fund's fiscal year-end is March 31. Kemper California Tax-Free Income Fund's fiscal year-end is August 31.

     Auditors.

     The Fund's auditors are PricewaterhouseCoopers LLP. Kemper California Tax-Free Income Fund's auditors are Ernst & Young LLP.

Tax Consequences

     As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                             *         *         *

     The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.  PRINCIPAL RISK FACTORS

     Because of their similar investment objectives, policies and strategies, the principal risks presented by Kemper California Tax-Free Income Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with interest rates and risk associated with credit quality. Interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and longer average durations. Because historically Kemper California Tax-Free Income Fund has generally invested in securities with longer maturities and a longer average duration than the Fund, its share value may fluctuate more due to changes in interest rates. Credit risk is greater for junk bonds than for investment grade bonds. Investments in junk bonds entail relatively greater loss of income and principal than investments in higher rated securities, and may fluctuate more in value. Credit risk may be higher for the Fund because it may invest in junk bonds to a greater extent (up to 25% of its total assets) than may Kemper California Tax-Free Income Fund (up to 10% of its municipal securities). The fact that each Fund invests primarily in securities from a single state increases this credit risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities similarly. Lastly, Kemper California Tax-Free Income Fund is subject to the risks associated with being non-diversified. As a result of being non-diversified, such Fund's investment returns may be impacted to a greater extent by changes in the market value and returns of any one portfolio holding as compared to the Fund, which is a diversified fund. The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

     For a further discussion of the investment techniques and risk factors applicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" herein, and the prospectuses and statements of additional information for the Funds.

III. THE PROPOSED TRANSACTION

Description of the Plan

     As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Fund to Kemper California Tax-Free Income Fund in exchange for that number of full and fractional Class S shares having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding class of the Fund as of the close of business on the Valuation Date. Kemper California Tax-Free Income Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class S shares received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class S shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper California Tax-Free Income Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class S shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class S shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class S shares of Kemper California Tax-Free Income Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

     Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class S shares of Kemper California Tax-Free Income Fund received by the shareholder in connection with the Reorganization.

     The obligations of each of the Acquiring Trust and the Acquired Trust on behalf of Kemper California Tax-Free Income Fund and the Fund, respectively, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by _____ __, 2001, unless such date is extended by mutual agreement of the parties; or
(iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper California Tax-Free Income Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

     The Fund will pay its allocable share of expenses associated with the Reorganization (approximately $32,783, or $[ ] per share, based on [ ], 2000 net assets for the Fund). Class A and Class B shares of Kemper California Tax Free Fund will pay their allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $48,481 for Class A and $2,494 for Class B (approximately $[ ] and $[ ] per share, respectively, based on

[   ], 2000 net assets for the Kemper California Tax-Free Fund). Scudder Kemper
will pay all expenses associated with the Reorganization allocable to Class C shares of Kemper California Tax-Free Fund.

Board Approval of the Proposed Transaction

     Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Fund at a meeting held on June 5, 2000. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to consolidate its mutual fund lineup and to offer all of the open-end mutual funds it advises under the "Scudder" brand name (see "Synopsis - Background of the Reorganization" above). This initiative includes five major components:

          (i) A change in branding to offer virtually all funds advised by Scudder Kemper under the Scudder name, with a concentration on distribution through financial intermediaries and the AARP Investment Program;

          (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of similar Scudder Funds and Kemper Funds currently offered to the general public;

          (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

          (iv) The creation of new classes of shares of each continuing Scudder Fund to facilitate future distribution of such funds through the "intermediary" or broker-sold distribution channel, and the creation of new classes of shares of each Kemper Fund into which a Scudder Fund is merging in order to allow current Scudder Fund shareholders to continue holding a class of shares with similar rights, privileges and expense structures as they currently possess; and

          (v) The implementation by each Kemper Fund of an Administration Agreement similar in scope and structure to the Administration Agreements recently adopted by many of the Scudder Funds.

     The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the June 5th meeting, the Independent Trustees met on several occasions to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

     Following the conclusion of this process, the Independent Trustees of the Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

     On November 13, 2000, the Board of the Fund, including the Independent Trustees of the Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

     In determining to recommend that the shareholders of the Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kemper California Tax-Free Income Fund, and between the estimated operating expenses of Kemper California Tax-Free Income Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Fund's and Kemper California Tax-Free Income Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to Kemper California Tax-Free Income Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Fund and Kemper California Tax-Free Income Fund; (f) the costs to be borne by the Fund, Kemper California Tax-Free Income Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for Kemper California Tax-Free Income Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Fund, Kemper California Tax-Free Income Fund and their respective shareholders; (i) the investment performance of the Fund and Kemper California Tax-Free Income Fund; and (j) possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal.

     The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is lower than the current expense ratio for the Fund. The Board also considered that the Reorganization would permit the shareholders of the Fund to pursue similar investment goals in a larger fund.

     Based on all of the foregoing, the Board concluded that the Fund's participation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

     Kemper California Tax-Free Income Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, all having no par value per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. Kemper California Tax-Free Income Fund is one of four series of the Acquiring Trust that the board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes.
The shares of Kemper California Tax-Free Income Fund are currently divided into three classes, Class A, Class B and Class C. The Trustees of the Acquiring Trust have authorized the creation of an additional class of shares for Kemper California Tax-Free Income Fund, Class S shares. It is anticipated that the Class S shares will be created prior to the Closing. If the Class S shares are not created prior to the Closing then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne by the class incurring such expenses.

     Each share of each class of Kemper California Tax-Free Income Fund represents an interest in Kemper California Tax-Free Income Fund that is equal to and proportionate with each other share of that class of Kemper California Tax-Free Income Fund. Kemper California Tax-Free Income Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Kemper California Tax-Free Income Fund.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Kemper California Tax-Free Income Fund of all or substantially all of the assets of the Fund in exchange solely for Class S shares and the assumption by Kemper California Tax-Free Income Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper California Tax-Free Income Fund and the Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Kemper California Tax-Free Income Fund in exchange solely for Class S shares and the assumption by Kemper California Tax-Free Income Fund of all of the liabilities of the Fund or upon the distribution of the Class S shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper California Tax-Free Income Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper California Tax-Free Income Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Kemper California Tax-Free Income Fund upon the receipt of the assets of the Fund in exchange for Class S shares and the assumption by Kemper California Tax-Free Income Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class S shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class S shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class S shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

     After the Closing, Kemper California Tax-Free Income Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

     While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issuance of shares of Kemper California Tax-Free Income Fund will be passed on by Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109.

Capitalization

     The following table shows on an unaudited basis the capitalization of Kemper California Tax-Free Income Fund and the Fund as of November 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(1):

                                    Kemper California                                Pro Forma              Pro Forma
                                   Tax-Free Income Fund         Fund                Adjustments             (Combined)
Net Assets
Class S Shares                                               $313,310,966                  /(3)/        $       313,310,966
Class AARP Shares                                            $     74,132                  /(3)/        $            74,132
Class A Shares                         $753,160,570                                        /(4)/        $       753,160,570
Class B Shares                         $ 31,638,978                                        /(4)/        $        31,638,978
Class C Shares                         $  3,697,497                                        /(4)/        $         3,697,497
                                       ------------          ------------             ----------        -------------------
Total Net Assets                       $788,497,045          $313,385,098                               $     1,101,882,143/(2)/
                                       ============          ============             ==========        ===================

Shares Outstanding
Class S Shares                                                 28,739,770             14,416,010                 43,155,780
Class AARP Shares                                                   6,802                  3,409                     10,211
Class A Shares                          103,803,874                                                             103,803,874
Class B Shares                            4,354,958                                                               4,354,958
Class C Shares                              512,625                                                                 512,625

Net Asset Value per Share
Class S Shares                                               $      10.90                               $              7.26
Class AARP Shares                                            $      10.90                               $              7.26
Class A Shares                         $       7.26                                                     $              7.26
Class B Shares                         $       7.27                                                     $              7.27
Class C Shares                         $       7.21                                                     $              7.21

(1) Assumes the Reorganization had been consummated on November 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper California Tax-Free Income Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper California Tax-Free Income Fund that actually will be received on or after such date.

(2) Pro forma (combined) net assets do not reflect expense reductions that would result from the implementation of an Administrative Fee for Kemper California Tax-Free Income Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Fund.

(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by Kemper California Tax-Free Income Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal.

                            ADDITIONAL INFORMATION

Information about the Funds

     Additional information about the Acquired Trust, the Acquiring Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International
Place, Boston, Massachusetts 02110-4103, or by calling 1-800-[     ].

     The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices:
Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

General

     Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. See "The Proposed Transaction - Description of the Plan." In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of at least one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Approval of the Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes and will have the effect of a "no" vote on the Proposal.

     Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the
Meeting. As of February 5, 2001, there were [     ] Class S shares of the Fund
outstanding.

     [As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned less than 1% of the outstanding shares of each class of Kemper California Tax-Free Income Fund.] The Appendix hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other class of each series of the Acquired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated on the Appendix.

     Shareholder Communications Corporation ("SCC") has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[    ]. As the Meeting
date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-
[   ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By Order of the Board,


/s/ John Millette

John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDIX

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION...................

EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER CALIFORNIA TAX-FREE INCOME
            FUND'S PERFORMANCE.............................................

APPENDIX:   BENEFICIAL OWNERS OF FUND SHARES...............................

                                   EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [_] day of [_], 2001, by and among Kemper State Tax-Free Income Series (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper California Tax-Free Income Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Scudder California Tax Free Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Scudder California Tax Free Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Scudder Kemper Investments, Inc. ("Scudder Kemper"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110-4103.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares of beneficial interest (without par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class S shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class S Acquiring Fund Shares to be so credited to the Class S Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Class S Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

     2.2. The net asset value of a Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class S share shall be equal to the net asset value of one Class A Acquiring Fund Share.

     2.3. The number of the Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class S shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of a Class S Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be June 18, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Scudder Service Corporation, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of the Acquired Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

            (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

            (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result
(i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

            (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (g) Since March 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

            (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

            (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Scudder Service Corporation, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

            (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

            (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

            (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

            (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

          (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since August 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

     (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired

Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

     5.14. At or immediately prior to the Closing, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

           (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     6.5. The Acquiring Fund shall have [entered into an administrative services agreement with Scudder Kemper] in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. [The anticipated costs of the Reorganization allocable to the Acquired Fund are $32,783, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. The Acquired Fund is bearing all of these costs. The anticipated costs of the Reorganization allocable to the Acquiring Fund are $61,275, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. The amount of these costs allocated to Class A shares of the Acquiring Fund are $48,481 out of $55,980 (86.60%) and the costs allocated to Class B shares of the Acquiring Fund are $2,494 out of $3,788 (65.84%).] Scudder Kemper is bearing the remaining costs, including any cost overruns [(except that the Acquir[ing] Fund is bearing the SEC and state registration and notice fees which are estimated to be $_________)]. Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. [Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.]

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [ ], 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 KEMPER STATE TAX-FREE INCOME SERIES
                                        on behalf of Kemper California Tax-Free
                                        Income Fund

_________________________
Secretary

                                        _______________________________
                                        By:____________________________
                                        Its:___________________________


Attest:                                 SCUDDER CALIFORNIA TAX FREE TRUST
                                        on behalf of Scudder California Tax Free
                                        Fund


_________________________
Secretary

                                        _______________________________
                                        By:____________________________
                                        Its:___________________________


AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

____________________________________
By:_________________________________
Its:________________________________

                                   EXHIBIT B


      Management's Discussion of Kemper California Tax-Free Income Fund's
                                  Performance

MANAGEMENT TEAM

                      KEMPER STATE TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[BRENNAN PHOTO]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. BRENNAN JOINED THE FIRM IN 1995 AND IS A SENIOR VICE PRESIDENT. SHE RECEIVED HER B.A. IN ECONOMICS FROM URSINUS COLLEGE AND AN M.S. IN FINANCE FROM DREXEL UNIVERSITY.

[CAGGIANO PHOTO]
MATTHEW J. CAGGIANO IS A PORTFOLIO MANAGER OF KEMPER CALIFORNIA TAX-FREE INCOME FUND. HE HAS 10 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED SCUDDER KEMPER INVESTMENTS IN 1990.

[CONDON PHOTO]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA, KEMPER NEW YORK AND KEMPER OHIO TAX-FREE INCOME FUNDS. HE HAS 24 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED THE FIRM IN 1983 AS A FIXED-INCOME ANALYST.

[GOODFIELD PHOTO]
ASHTON P. GOODFIELD IS CO-LEAD PORTFOLIO MANAGER FOR KEMPER NEW YORK TAX-FREE INCOME FUND. SHE IS A SENIOR VICE PRESIDENT WITH 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.

[WILSON PHOTO]
REBECCA L. WILSON IS A PORTFOLIO MANAGER FOR KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. SHE JOINED SCUDDER KEMPER INVESTMENTS IN 1986. SHE HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE

MUNICIPAL BONDS HAVE FACED A CHALLENGING ENVIRONMENT SINCE AUGUST 1999. CAREFUL SECURITY SELECTION AND SAVVY CURVE POSITIONING IN A RISING-INTEREST-RATE ENVIRONMENT HELPED DELIVER ATTRACTIVE RESULTS. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW KEMPER STATE TAX-FREE INCOME FUNDS ARE POSITIONED FOR THE YEAR AHEAD.

Q     HOW DID THE MUNICIPAL BOND MARKET BEHAVE DURING FISCAL YEAR 2000?

A     During the 12 months ended August 31, 2000, interest rates fluctuated sharply. Short-term rates rose while long-term rates fell. Strong U.S. economic growth prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target by 125 basis points (1.25 percentage points) to
6.50 percent during the period. By late summer, inflationary pressures appeared to ebb following a period that saw commodity moved prices upward while the nation's unemployment rate fell to 30-year lows.

  In the municipal bond market, the initial challenge in the summer of 1999 was to preserve capital as bond prices and investor demand fell. However, by the spring of 2000, municipal bond prices rebounded as U.S. economic growth slowed to a more sustainable pace. Throughout the year, credit quality held firm in many states, and rating services upgraded New York and California municipal debt.

  Shrinking new supplies of municipal debt created intense competition for attractively priced securities with above-average income and total return prospects. As of August 31, 2000, the volume of new issuance was down 20 percent from earlier levels in the year, to about $124 billion. California and Ohio had even larger percentage declines in new issuance for the period.

  Municipal bond yields fluctuated substantially during fiscal year 2000. The yield of the Bond Buyer Revenue Bond index, an unmanaged group of municipal bonds that vary in quality and maturity (see Terms To Know, on page 10), hit a five-year high of 6.35 percent in January. Bond prices then began to rise, and by August 31, the index's yield had fallen to 5.72 percent. Within the funds, we took advantage of a major shift in the shape of the municipal yield curve at the end of calendar year 1999 to increase income potential and build more call protection.

Q     HOW DID EACH KEMPER STATE TAX-FREE INCOME FUND PERFORM BETWEEN AUGUST 1999
AND AUGUST 2000?

A     It was a great year for Kemper California Tax-Free Income Fund and a strong year for Kemper New York Tax-Free Income Fund and Kemper Florida Tax-Free Income Fund. Results for Kemper Ohio Tax-Free Income Fund were more modest, reflecting market conditions and bond issuance patterns within the state.

  The California fund's 7.97 percent 12-month total return (as of August 31, 2000, for Class A Shares, unadjusted for a sales charge) substantially outpaced the average of the fund's peers and finished ahead of both the unmanaged Lehman Brothers Municipal Bond index (up 6.77 percent) and the unmanaged Lehman Brothers California Exempt Bond index (up 7.82 percent).* The New York and Florida funds' results also outpaced the average return of their respective peer groups for the 12 months ended August 31, 2000. The Ohio fund's fiscal-year return was slightly less than its peer-group average.

 * THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND LEHMAN BROTHERS CALIFORNIA EXEMPT BOND INDEX INCLUDE BONDS THAT VARY IN QUALITY AND MATURITY. THE CALIFORNIA INDEX INCLUDES ONLY CALIFORNIA BONDS, WHILE THE OTHER INDEX HAS BONDS FROM MANY STATES, INCLUDING CALIFORNIA. TO BE INCLUDED IN EITHER INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST 5 YEARS, AND A MATURITY OF AT LEAST 2 YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED. INVESTORS CANNOT INVEST IN EITHER INDEX. INDEX RETURNS DO NOT REFLECT THE EXPENSES OF OPERATING AN ACTIVELY MANAGED MUTUAL FUND.

Q     WHY DID THE CALIFORNIA FUND PERFORM BETTER THAN OTHER STATES?

A     California bonds did particularly well in fiscal year 2000 because there was a high level of retail demand in California for municipal bonds from individual investors. The state also benefited from ratings upgrades for California's general obligation (GO) bond debt.

  Within Kemper California Tax-Free Income Fund, we capitalized on these trends and maintained a large portion of fund assets in bonds maturing in 12 to 20 years, the portion of the yield curve that benefited substantially from the municipal bond market's rebound. The fund finished the fiscal year

PERFORMANCE UPDATE

with results that were in the top 10 percent of its peer group, as shown in the Lipper Rankings table.

  California's economy is reaping the rewards of the nation's high-technology boom and strong debt management practices, according to Standard & Poor's. California's average annual rate of growth in personal income was 6.49 percent between December 1994 and December 1999, compared with 5.67 percent for the United States as a whole.** As technology stock volatility increased in the past year, especially for Internet-related companies, we believe some California investors harvested long-term capital gains from the sale of technology stocks and technology stock options. We've seen trading activity that suggests California residents are reinvesting the proceeds of such sales in state municipal bonds to diversify their portfolios, reduce risk and minimize income taxes. California has one of the nation's highest state income tax burdens.

** SOURCE: BLOOMBERG BUSINESS NEWS.

Q     WHAT HAPPENED IN NEW YORK AND FLORIDA DURING FISCAL YEAR 2000?

A     During the past year, New York's general obligation bonds were also upgraded amid strength in the state's economy, helping lift bond prices. Investor demand, while good, was not as robust as in California. Personal income growth in New York has lagged the national average over the past few years (see Economic Snapshot table). New York City is thriving thanks to Wall Street and global trade, but some areas upstate have not done as well. Larger employers such as Xerox and Kodak as well as smaller firms continue to cut back and/or relocate operations to areas with lower taxes and lower utility costs.

  Within Kemper New York Tax-Free Income Fund, we achieved 12-month results that were within the top 12 percent of the fund's peer group by focusing on bonds maturing within a 14- to 18-year range (see Lipper Rankings table). It was challenging to find a diverse mix of attractive municipal investments within the state's bond market last year because new issuance declined. Much of the new debt that came to market was state lease obligations, and we did not want to be too overweighted in this one area. During the past year, we also avoided New York bonds that were related to the tobacco industry settlement because of uncertainties surrounding this revenue stream.

  Within Kemper Florida Tax-Free Income Fund, we achieved 12-month results that were within the top 14 percent of the fund's peer group by focusing on bonds maturing within a range similar to that of the New York fund (see Lipper Rankings table). The volume of new Florida issuance, while down, did not decline as much as other states, providing us with an opportunity to reposition the portfolio to benefit from the bond market's rebound.

  In Florida, a stronger-than-average economy has helped support bond prices. As of July 31, the state's unemployment rate of 3.7 percent was lower than the national average, while personal income growth between 1994 and 1999 was higher than average. The state's growth also fuels a need for more road, school and sewer-related bond issues. This past year, Florida officials won praise from rating agencies for a study that systematically evaluated the impact of Florida's growth-related bonding programs on its financial health. The study found that the state's annual tax revenues are likely to grow 52 percent through 2009, from $21 billion to $32 billion, and recommended an increase in Florida's budget reserve. In July, Standard & Poor's said,"This type of analysis is viewed positively from a credit standpoint."

Q     WHY WERE RESULTS FOR KEMPER OHIO TAX-FREE INCOME FUND MORE MODEST THAN THE
OTHER THREE SINGLE-STATE FUNDS?

A     The Ohio portfolio reflected the fact that the bulk of the state's municipalities issue bonds in the shorter maturity range, an area of the yield curve that did not do particularly well last year, especially in comparison with bonds in the 10- to 20-year range. The scarcity of new issuance, coupled with the small size of the fund relative to its Ohio peer group and the other three Kemper funds, made security selection and portfolio diversification challenging.

Q     THIS PAST WINTER, THE TREASURY BEGAN BUYING BACK SOME LONG-TERM DEBT AND
HELD FEWER AUCTIONS. WHAT EFFECT DID THIS HAVE ON MUNICIPAL BONDS?

A     The Treasury buyback news helped generate a welcome rally after several months of depressed municipal bond prices. In February, the Treasury said it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

  This past winter, the difference in income potential between short-term and long-term municipal securities was steep compared with Treasuries. We used this development to

PERFORMANCE UPDATE

reposition the portfolios with more longer-term bonds selling at a discount. This helped the funds capture additional total return potential as the market rebounded in the spring.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A     The environment for municipal bonds has improved substantially since mid-1999. First, we doubt that the Federal Reserve will need to raise interest rates further in the coming months, since U.S. economic growth has moderated. At the same time, overall municipal bond credit quality remains solid, especially in comparison with U.S. corporate bonds. In a July report, Standard & Poor's said, "It is reasonable to be optimistic that the United States' recent good economic fortune is shaping public policy in a way that will support the rise in state and local government credit quality for years to come."

  Even though bond prices have risen, we still believe the municipal market provides strong long-term value, as tax-equivalent yields were at attractive levels for investors in the highest brackets as of August 31, 2000. California isn't the only place where people have faced high income taxes in recent years, and we are hopeful that more equity investors may look to municipal bonds to reduce income taxes and portfolio volatility.

  Historically, California has been regarded as a pacesetter for what happens in the rest of the country. We hope this will hold true for municipal bonds and that the apparent pattern of asset reallocation to tax-exempt debt that we have seen anecdotally in the Golden State will spread to other states.

  Finally, we think it worth noting that the 6.77 percent return of the Lehman Brothers Municipal Bond index outpaced the 5.17 percent total return of the Dow Jones Industrial Average for the 12 months ended August 31, 2000. While such an occurrence is rare and is unlikely to be repeated over the long term, we think it illustrates the continuing valuable role that municipal bonds can play in a diverse portfolio.

 STATE ECONOMIC AND BOND MARKET SNAPSHOT (DATA AS OF 8/31/00)

                               PERSONAL INCOME      GO BOND   10-YEAR GO     VOLUME OF     UNEMPLOYMENT RATE   REGIONAL CONSUMER
                            GROWTH RATE 1994-1999   RATING    BOND YIELD   BOND ISSUANCE      AS OF 7/00       PRICES SINCE 1983
    CALIFORNIA                      6.49%           AA3/AA-        4.65%      -27.9%             5.0%                +79%
 ....................................................................................................................................
    FLORIDA                         6.16%           AA2/AA+        4.80%       -3.3%             3.7%                +68%
 ....................................................................................................................................
    NEW YORK                        4.94%             A2/A+        4.78%       -4.7%             4.2%                +83%
 ....................................................................................................................................
    OHIO                            5.01%           AA1/AA+        4.89%      -34.2%             4.1%                +68%
 ....................................................................................................................................

SOURCES: BLOOMBERG BUSINESS NEWS, THE BOND BUYER, MOODY'S INVESTORS SERVICE, STANDARD & POOR'S, U.S. DEPARTMENT OF LABOR. YIELDS AND RATINGS SHOWN ARE NOT INTENDED TO PRESENT THE YIELDS OR AVERAGE QUALITY OF ANY KEMPER FUND. BOND ISSUANCE REFLECTS DATA FOR EIGHT MONTHS ENDED AUGUST 2000. CALIFORNIA CONSUMER PRICES ARE FOR THE SAN FRANCISCO AREA.

 CURRENT STATE INCOME TAX RATES

FOR TAXPAYERS IN THE 39.6% FEDERAL BRACKET

                                                                                       RANKING AMONG STATES
                                                                    HIGHEST RATE      (1 = HIGHEST TAX RATE)
    CALIFORNIA                                                         9.30%                    4TH
 ..................................................................................................................
    FLORIDA                                                             NONE                     --
 ..................................................................................................................
    NEW YORK                                                           6.85%                   16TH
 ..................................................................................................................
    OHIO                                                               7.23%                   15TH
 ..................................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. RATES MAY BE AFFECTED BY PAYMENT OF THE ALTERNATIVE MINIMUM TAX. WHILE FLORIDA HAS NO STATE INCOME TAX, IT HAS A GRADUATED INTANGIBLES TAX BASED ON ASSET VALUES. NEW YORK TAX RATE AND RELATIVE TAX BURDEN ARE HIGHER IN NEW YORK CITY, WHICH HAS ITS OWN INCOME TAX.

PERFORMANCE UPDATE

KEMPER CALIFORNIA TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS A                                   3.18%    4.98%    6.73%        8.12%       (since 2/17/83)
 .........................................................................................................
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS B                                   4.14     4.95      n/a         5.41        (since 5/31/94)
 .........................................................................................................
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS C                                   7.34     5.01      n/a         5.29        (since 5/31/94)
 .........................................................................................................

[LINE GRAPH LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           A1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
2/28/83                                                  9556.00                    10000.00                    10000.00
                                                         9895.00                    10242.00                    10347.00
                                                        10679.00                    11323.00                    10756.00
                                                        13028.00                    13591.00                    11164.00
                                                        15428.00                    16216.00                    11287.00
                                                        16063.00                    16460.00                    11788.00
12/31/88                                                17271.00                    18132.00                    12308.00
                                                        19251.00                    20087.00                    12880.00
                                                        20540.00                    21553.00                    13667.00
                                                        22886.00                    24170.00                    14086.00
                                                        24772.00                    26301.00                    14494.00
                                                        27890.00                    29532.00                    14893.00
12/31/94                                                26360.00                    28016.00                    15291.00
                                                        31494.00                    32894.00                    15679.00
                                                        32432.00                    34351.00                    16200.00
                                                        35210.00                    37508.00                    16476.00
                                                        37328.00                    39939.00                    16742.00
                                                        35948.00                    39115.00                    17191.00
8/31/00                                                 39300.00                    42078.00                    17634.00

[LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS B]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           B1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9945.00                     9942.00                    10034.00
                                                         9760.00                     9868.00                    10149.00
                                                        10662.00                    10816.00                    10339.00
                                                        11576.00                    11586.00                    10407.00
6/30/96                                                 11273.00                    11534.00                    10624.00
                                                        11818.00                    12099.00                    10753.00
                                                        12070.00                    12486.00                    10868.00
                                                        12724.00                    13211.00                    10936.00
                                                        12948.00                    13566.00                    11051.00
12/31/98                                                13379.00                    14067.00                    11112.00
                                                        13068.00                    13948.00                    11268.00
                                                        12776.00                    13777.00                    11410.00
                                                        13421.00                    14396.00                    11681.00
8/31/00                                                 13894.00                    14821.00                    11704.00

[LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS C]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           C1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9933.00                     9942.00                    10034.00
                                                         9754.00                     9868.00                    10149.00
                                                        10657.00                    10816.00                    10339.00
                                                        11556.00                    11586.00                    10407.00
6/30/96                                                 11236.00                    11534.00                    10624.00
                                                        11782.00                    12099.00                    10753.00
                                                        12047.00                    12486.00                    10868.00
                                                        12648.00                    13211.00                    10936.00
                                                        12851.00                    13566.00                    11051.00
12/31/98                                                13281.00                    14067.00                    11112.00
                                                        12938.00                    13948.00                    11268.00
                                                        12662.00                    13777.00                    11410.00
                                                        13324.00                    14396.00                    11681.00
8/31/00                                                 13797.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

                                    APPENDIX


                       [Beneficial Owners of Fund Shares]

     This Proxy Statement/Prospectus is accompanied by Kemper California Tax-Free Income Fund's prospectus offering Class S shares dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on December 1, 2000 (File No. 811-03657) and is incorporated by reference herein.

     Scudder California Tax Free Fund's prospectus dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03729) is incorporated by reference herein.

     Kemper California Tax-Free Income Fund's statement of additional information offering Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on December 1, 2000 (File No. 811-03657), is incorporated by reference herein.

                                    PART B

                      KEMPER STATE TAX-FREE INCOME SERIES

             -----------------------------------------------------

                      Statement of Additional Information
                               March [  ], 2001

             -----------------------------------------------------

Acquisition of the Assets of            By and in Exchange for Shares of
Scudder California Tax Free Fund,       Kemper California Tax-Free Income Fund
a series of                             a series of Kemper State Tax-Free
Scudder California Tax Free Trust       Income Series (the "Acquiring Trust")
Two International Place                 222 South Riverside Plaza
Boston, MA 02110-4103                   Chicago, IL 60606

     This Statement of Additional Information is available to the shareholders of Scudder California Tax Free Fund in connection with a proposed transaction whereby Kemper California Tax-Free Income Fund will acquire all or substantially all of the assets and all of the liabilities of Scudder California Tax Free Fund in exchange for shares of Kemper California Tax-Free Income Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper California Tax-Free Income Fund's statement of additional information offering Class S shares dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on December 1, 2000 (File No. 811-03657) and is incorporated by reference herein.

2. Kemper California Tax-Free Income Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 25, 2000 (File No. 811-03657) and is incorporated by reference herein.

3. Scudder California Tax Free Fund's prospectus dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03729) and is incorporated by reference herein.

4. Scudder California Tax Free Fund's statement of additional information dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03729) and is incorporated by reference herein.

5. Scudder California Tax Free Fund's annual report to shareholders for the fiscal year ended March 31, 2000, which was previously filed with the Commission via EDGAR on May 25, 2000 (File No. 811-03729) and is incorporated by reference herein.

6. The financial statements and schedules of Kemper California Tax-Free Income Fund and Scudder California Tax Free Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March [ ], 2001 relating to the Reorganization may be obtained by writing Scudder California Tax Free Fund at Two International
Place, Boston, Massachusetts 02110-4103 or by calling [      ] at 1-800-[     ].
This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments
as of November 30, 2000 (Unaudited)

                                                                                          Kemper Cal   Scudder Cal   Pro Forma
                                                                                          Tax Free      Tax Free      Combined
                                                                                          Par/Shares   Par/Shares    Par/Shares
Security Name                                                                               Amount       Amount        Amount
                                                                                          ----------   -----------   ----------
Short-Term Municipal Investments 2.2%
-------------------------------------
California Pollution Control Financing Authority, Pacific Gas & Electric Corp.,
 Variabl Rate Demand Note, 11/01/2026                                                      2,300,000                  2,300,000
California Pollution Control Financing Authority, Southern
 California Edison, Series 1986 D, Daily Demand Note, 3.30%, 02/28/2008                    1,200,000    1,000,000     2,200,000
Irvine Ranch Water District, CA, Daily Demand Bond, 3.85%, 04/01/2033                                   1,000,000     1,000,000
Irvine Ranch Water District, CA, Daily Demand Bond, 3.85%, 10/01/2004                      1,900,000                  1,900,000
Irvine, CA, Import Bond Act 1915, Special Assessment, 4.75%, 09/02/2023                    3,755,000                  3,755,000
Irvine, CA, Improvement Bond, Assessment District 89-10, Daily
 Demand Bond, 3.50%, 09/02/2015                                                            1,900,000                  1,900,000
Orange County, CA, Impact Act 1915, Variable Rate Demand Note,
 2.30%, 09/02/2018                                                                         2,900,000                  2,900,000
Orange County, CA, Municipal Water District, Certificate of
Participation, Variable Rate Demand Note, 3.75%, 08/15/2015                                2,000,000                  2,000,000
Southern California Pollution Control Revenue, Edison Co. Series
 1986 A, Daily Demand Note, 3.40%, 02/28/2008                                              6,700,000                  6,700,000

Total Short-Term Municipal Investments (Cost of $22,655,000,
 $2,000,000, and $24,655,000 respectively)


Long-Term Municipal Investments 97.8%
-------------------------------------
ABAG Finance Authority, CA, Stanford Health Systems, Certificate of
 Participation, ETM 11/1/2007,6.0%                                                                        605,000       605,000
Alameda County, CA, Water District Revenue, Series 1998 6/1/2016,
 4.625%                                                                                                 2,450,000     2,450,000
Anaheim County, CA, Convention Center Financing, Certificate of
 Participation, Zero Coupon, MBIA Insured 8/1/2005                                                      1,250,000     1,250,000
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997A, Fsa Ins 9/1/2024, 6.0%                                             3,500,000     3,500,000
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, FSA Insured 9/1/2014, 6.0%                                         1,000,000     1,000,000
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, FSA Insured 9/1/2016, 6.0%                                         1,000,000     1,000,000
Anaheim, CA, Public Financing Authority, Lease Revenue, Public
 Improvements Project, Series 1997 C, FSA Insured 9/1/2017                                              1,455,000     1,455,000
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, Zero Coupon, FSA Insur 9/1/2018                                    1,000,000     1,000,000
Benicia, CA, Unified School District, General Obligation, Series A,
 Zero Coupon 8/1/2017                                                                      1,735,000                  1,735,000
Benicia, CA, Unified School District, General Obligation, Series A,
 Zero Coupon 8/1/2018                                                                      1,510,000                  1,510,000
Big Bear Lake, CA, Water Revenue, Rites-PA 597A, 10.19% 4/1/2015                           1,700,000                  1,700,000
Big Bear Lake, CA, Water Revenue, Rites-PA 597B, 10.17% 4/1/2022                           6,750,000                  6,750,000
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2011                                                                      1,250,000                  1,250,000
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2012                                                                      1,500,000                  1,500,000
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2013                                                                      3,225,000                  3,225,000
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2014                                                                      3,000,000                  3,000,000
Cabrillo, CA, University School District, Series A 8/1/2019                                             4,000,000     4,000,000
California Educational Facilities Authority, University of San
 Diego, Revenue, Zero Coupon 10/1/2014                                                     1,470,000                  1,470,000
California Educational Facilities Authority Revenue 10/1/2024                              2,500,000                  2,500,000
California Educational Facilities Authority, Mills College, Revenue,
 Prerefunded 9/1/2002, 6.875%,9/1/2022                                                     1,775,000                  1,775,000
California Educational Facilities Authority, University of San
 Francisco, Revenue 10/1/2016, 6.0%                                                        6,640,000                  6,640,000
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2001, 7.4%                                                                                1,555,000     1,555,000
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2002, 7.45%                                                                               1,015,000     1,015,000
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2006, 7.6%                                                                                4,030,000     4,030,000
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2007, 7.65%                                                                               2,335,000     2,335,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series A 8/1/2009, 7.7%                                                                         700,000       700,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series A 8/1/2016, 7.75%                                                                      2,440,000     2,440,000
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2023, 7.8%                                                                                2,635,000     2,635,000
California Health Facilties Finance Authority Revenue, Capital
 Appreciation, Kaiser, Series 1989A, Zero Coupon,                                                       4,900,000     4,900,000
 AMBAC Insured, 10/1/20120
California Health Facilities Authority, Kaiser Permanente, Revenue,
 Series A, Zero Coupon 10/1/2009                                                           7,140,000                  7,140,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2001, 7.3%                                                                        375,000       375,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2002, 7.35%                                                                       400,000       400,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2003, 7.35%                                                                       430,000       430,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2004, 7.35%                                                                       460,000       460,000
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2005, 7.35%                                                                       495,000       495,000
California Housing Finance Agency, Hom Mortgage Revenue, Series F1,
 AMT, AMBAC Insured 8/1/2005, 6.2%                                                                        840,000       840,000
California Housing Finance Agency, Home Mortgage Revenue, Series F1,
 AMT, AMBAC Insured 8/1/2006, 6.3%                                                                      1,310,000     1,310,000
California Housing Finance Agency, Home Mortgage Revenue, Series F-1
 8/1/2015, 6.875%                                                                         10,905,000                 10,905,000
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Ins 2/1/2007, 5.7%                                                                          500,000       500,000
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Insured 2/1/2008, 5.8%                                                                    1,330,000     1,330,000
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Insured 2/1/2009, 5.9%                                                                      200,000       200,000
California Health Facilities, Finance Authority Revenue, Capital
 Appreciation, Kaiser Permanente, Series 1989 A, Zero Coupon 10/1/2010                                  3,040,000     3,040,000
California Health Facilities Finance Authority, Kaiser Permanente,
 Revenue, Series A, Prerefunded 12/1/2000, 7.00%,12/1/2010                                 3,550,000                  3,550,000
California Health Facilities Finance Authority, Adventist Health
 System West, Revenue, Series B 3/1/2011, 6.5%                                             2,000,000                  2,000,000
California Health Facilities Finance Authority, Adventist Health
 System West, Revenue Series B 3/1/2007, 6.5%                                              3,750,000                  3,750,000
California Health Facilities Finance Authority, Southern California
 Presbyterian, Revenue, Prerefunded 6/1/2001, 6.7%, 6/1/2011                               2,000,000                  2,000,000
California Health Facilities Finance Authority, Insured Health
Facilities, Small Facilities Loan, Revenue, Series A 3/1/2011, 6.7%                        1,200,000                  1,200,000
California Pollution Control Financing Authority, Variable Rate
 Demand Note, Series 1996C 11/1/2026, 3.85%                                                3,900,000                  3,900,000
California Pollution Control Financing Authority, Solid Waste
Disposal Revenue, CanFibre of Riverside PJ, Series 1997 A, AMT
 7/1/2019, 9.0%                                                                            6,750,000    2,250,000     9,000,000
California Resource Efficiency Financing Authority, Certificate of
 Participation, Capital Improvement Program, Series 1997 4/1/2010, 6.0%                                 1,500,000     1,500,000
California Resource Efficiency Financing Authority, Certificate of
 Participation, Capital Improvement Program, Series 1997 4/1/2011, 6.0%                                 1,590,000     1,590,000
California Resource Efficiency Financing Authority, Capital
 Improvements Program, Certificates of Participation 4/1/2012, 6.0%                        1,685,000                  1,685,000
California Resource Efficiency Financing Authority, Capital
 Improvements Program, Certificates of Participation 4/1/2017, 5.5%                        1,285,000                  1,285,000
California Rural Home Mortgage Finance Authority, Single Family Mortgage
 Revenue, Series 2000 B, Step-Up Coupon 6/1/2031, 6.1%                                                  1,000,000     1,000,000
State of California, General Obligation, Series 1991 9/1/2010, 6.5%                                     1,305,000     1,305,000
State of California, General Obligation 2/1/2011, 6.6%                                     4,975,000                  4,975,000
State of Califonia, General Obligation, Series 1997 10/1/2018, 5.0%                                     2,150,000     2,150,000
State of Califonia, General Obligation, Series 1998 10/1/2017, 4.375%                                   5,000,000     5,000,000
State of California, Gerneral Obligation 10/1/2010, 5.75%                                  8,000,000    7,000,000    15,000,000
State of California, General Obligation 10/1/2019, 5.875%                                 10,000,000                 10,000,000
State of California, General Obligation 5/1/2010, 5.75%                                    8,070,000                  8,070,000
State of California, General Obligation 5/1/2011, 5.5%                                     5,465,000    5,500,000    10,965,000
California State Public Works Board, Department of Corrections, Revenue,
 Series A 9/1/2010, 7.4%                                                                   3,365,000                  3,365,000
California Public Works Board, Department of Corrections, Lease Based
 Revenue, Medera Prison, Series A-2, MBIA insured 9/1/2010, 7.4%                                        1,000,000     1,000,000
California State Public Works Board, Department of Corrections, Lease
 Revenue, Series A 1/1/2012, 5.75%                                                         5,145,000                  5,145,000
California State Colleges and Universities, Housing System, Revenue
 11/1/2012, 5.65%                                                                          8,110,000                  8,110,000
California State Colleges and Universities, Housing System, Revenue
 11/1/2013, 5.7%                                                                           5,000,000                  5,000,000
California Community Development Authority, Apartment Development Revenue
 Bond, Series 1998 A-3 5/15/2025, 5.1%                                                                  1,000,000     1,000,000
California Community Development Authority, Apartment Development Revenue
 Bond, Series 1998 A-4 5/15/2025, 5.25%                                                                 1,000,000     1,000,000
California Statewide Communities Development Authority, Certificate of
 Participation, The Internext Group 4/1/2017, 5.375%                                       1,000,000                  1,000,000
California Statewide Communities Development Authority, Certificates of
 Participation, The Internext Group 4/1/2030, 5.375%                                      18,000,000    5,500,000    23,500,000
California Statewide Communities Development Authority 8/15/2017, 6.0%
California Statewide Communities Development Authority, Catholic                                        1,000,000     1,000,000
 Healthcare West, Series 1999 7/1/2020, 6.5%                                               5,500,000    2,000,000     7,500,000
California Statewide Communities Development Authority, Cedars-Sinai
 Medical Center, Certificates of Participation 8/1/2012, 6.5%                             20,205,000                 20,205,000
California Statewide Community Development Authority, Certificate of
 Participation, Children's Hospital, Series 1993 6/1/2010, 6.0%                                         1,000,000     1,000,000
California Statewide Community Development Authority, Certificates of
 Participation, Lutheran Homes, Series 1999 11/15/2008, 5.5%                                            1,500,000     1,500,000
California Statewide Community Development Authority, Certificate of
 Participation, Lutheran Homes, Series 1993 11/15/2013, 5.6%                                            4,750,000     4,750,000
Capistrano, CA, Unified School District, Improvement District No. 1,
 Series 2000 A 8/1/2018, 6.25%                                                                          1,000,000     1,000,000
Carlsbad, CA, Unified School District, General Obligation, Zero Coupon
 11/1/2018                                                                                 3,050,000                  3,050,000
Carson, CA, Redevelopment Agency, Redevelopment Project No. 1, Tax
 Allocation, Series B 10/1/2016, 6.0%                                                      3,350,000                  3,350,000
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
 Improvement Project, Series 1994 A, MBIA Insured 8/1/2007, 7.25%                                       1,000,000     1,000,000
Center, California, Unified School District, Capital Appreciation, Series
 1997C, Zero Coupon, MBIA/BIG Insured 9/1/2014                                                          2,240,000     2,240,000
Central Valley, CA, Financing Authority, Cogeneration Project, Revenue,
 Prerefunded 7/1/03, 6.10%, 7/1/2013                                                       8,700,000                  8,700,000
Central Valley, CA, School District, Financing Authority, Capital
 Appreciation, Zero Coupon 2/1/2007                                                                     1,960,000     1,960,000
Central Valley, CA, School District, Financing Authority, Capital
 Appreciation, Zero Coupon 8/1/2007                                                                     5,510,000     5,510,000
Chino Basin, CA, Regional Financing Authority, Municipal Water District,
 Sewer System, AMBAC Insured 8/1/2011, 5.9%                                                             1,290,000     1,290,000
Concord, CA, Redevelopment Agency, Tax Allocation, Series 3 7/1/2018, 8.0%                    40,000                     40,000
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, Home
 Mortgage, ETM, Revenue 5/1/2022, 7.75%                                                    2,715,000                  2,715,000
Corona, CA, Community Facilities District, Special Tax, Series 90-1-A
 9/1/2015, 5.5%                                                                            9,240,000                  9,240,000
Corona-Norco, CA, Unified School District Public Financing Authority,
 Community Facilities District, Special Tax Revenue, Series A 9/1/2014,
  5.75%                                                                                    2,750,000                  2,750,000
Delmar, CA, Race Track Authority, Series 1996 8/15/2006, 6.0%                                           2,000,000     2,000,000
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2010                                                                     1,120,000     1,120,000
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2011                                                                     1,180,000     1,180,000
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2016                                                                       555,000       555,000
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 5/1/2022                                                                     1,385,000     1,385,000
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2021                                                                     1,920,000     1,920,000
Duarte, CA, Certificate of Participation, City of Hope Medical Center
 4/1/2002, 5.75%                                                                                        3,525,000     3,525,000
Duarte, CA, Certificates of Participation, City of Hope Medical Center,
 Series 1993 4/1/2008, 6.0%                                                                             3,750,000     3,750,000
El Dorado County, CA, Public Agency Financing Authority, Revenue
 2/15/2012, 5.6%                                                                           6,000,000                  6,000,000
Emeryville, CA, Public Financing Authority, Redevelopment Project,
 Revenue, Series A, Prerefunded 05/01/2002, 6.50%, 5/1/2021                                3,940,000                  3,940,000
Emeryville, CA, Public Financing Authority, Redevelopment Project,
 Revenue, Series A 5/1/2021, 6.5%                                                          6,315,000                  6,315,000
Encinitas, CA Unified School District, Capital Appreciation, Zero Coupon
 8/1/2017                                                                                               4,000,000     4,000,000
Escondido, CA, High School District, zero coupon, 11/01/2017
Escondido, CA, Unified High School Dist, ETM, General Obligation, zero                     5,500,000                  5,500,000
 coupon 11/1/2020                                                                          7,000,000                  7,000,000
Escondido, CA, Unified High School District, General Obligation, Zero
 Coupon 5/1/2015                                                                           3,165,000                  3,165,000
Escondido, CA, Unified High School District, General Obligations, Zero
 Coupon 5/1/2016                                                                           3,335,000                  3,335,000
Escondido County, CA, Unified School District, Capital Appreciation, Zero
 Coupon 11/1/2018                                                                                       4,605,000     4,605,000
Fontana, CA, Public Financing Authority, Tax Allocation Revenue 9/1/2021, 7.05%            3,900,000                  3,900,000
FootHill-De Anza, CA 8/1/2012, 6.0%                                                        1,610,000                  1,610,000
Foothill-De Anza, CA, Community College 8/1/2013, 6.0%                                     1,105,000    1,000,000     2,105,000
Foothill-DeAnza, CA, Community College District, De-Anza Campus Center
 Project, Certificates of Participation, Prerefunded 6/1/01, 7.875%, 6/1/2021              3,950,000                  3,950,000
Foothill-DeAnza, CA, Community College District, De-Anza Campus Center
 Project, Certificates of Participation, Prerefunded 9/1/03, 7.35%, 3/1/2007               1,540,000                  1,540,000
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A,
 Prerefunded 1/1/2007, 6.50%, 1/1/2032                                                    10,000,000                 10,000,000
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue. Series A,
 Prerefunded 1/1/2007, 6.00%, 01/01/2034                                                   3,350,000                  3,350,000
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A, ETM,
 zero coupon 1/1/2014                                                                      2,000,000                  2,000,000
Foothill Eastern Transportation, Corridor Agency, CA, Toll Road Revenue,
 Senior Lien, Series 1995A, Step-up Coupon, 0% to 1/1/05, 6.95% 1/1/07,
  1/1/2007                                                                                                575,000       575,000
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
Series 1995 A, Step-up Coupon, Prerefundedv 1/1/2010 at 102, 0% to
 1/1/2005, 7.1% to 1/1/2011                                                                             6,000,000     6,000,000
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
 Senior Lien, Series A, Step-up Coupon, 0% to 1/1/05, 7.15% to
  1/1/13,1/1/2013                                                                                         975,000       975,000
Foothill Eastern Transportation Corridor Agency, CA , Toll Road Revenue,
 Series 1995 A, Step-up Coupon, Prerefunded 1/1/2010 at 102, 0% to
  1/1/2005, 7.15% to 1/1/2014                                                                           2,875,000     2,875,000
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A,
 Prerefunded 1/1/2010, 6.0%, 1/1/2016                                                     11,000,000                 11,000,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, ETM, zero Coupon
 1/1/2018                                                                                 10,000,000                 10,000,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Capital
 Appreciation, ETM, zero coupon, 01/01/2020                                                5,000,000    5,000,000    10,000,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Capital
 Appreciation, Series 1999, Zero coupon 1/15/2017                                          4,500,000    1,475,000     5,975,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Zero Coupon                       6,250,000                  6,250,000
 1/15/2018

                                                                                          Kemper Cal    Scudder      Pro Forma
                                                                                          Tax Free     Cal Tax Free  Combined
                                                                                          Market         Market        Market
Security Name                                                                             Value ($)     Value ($)    Value ($)
                                                                                          ----------   ----------    ----------
Short-Term Municipal Investments 2.2%
-------------------------------------
California Pollution Control Financing Authority, Pacific Gas &
 Electric Corp., Variabl Rate Demand Note, 11/01/2026                                      2,300,000                  2,300,000
California Pollution Control Financing Authority, Southern
California Edison, Series 1986 D, Daily Demand Note, 3.30%, 02/28/2008                     1,200,000    1,000,000     2,200,000
Irvine Ranch Water District, CA, Daily Demand Bond, 3.85%, 04/01/2033                                   1,000,000     1,000,000
Irvine Ranch Water District, CA, Daily Demand Bond, 3.85%, 10/01/2004                      1,900,000                  1,900,000
Irvine, CA, Import Bond Act 1915, Special Assessment, 4.75%, 09/02/2023                    3,755,000                  3,755,000
Irvine, CA, Improvement Bond, Assessment District 89-10, Daily
 Demand Bond, 3.50%, 09/02/2015                                                            1,900,000                  1,900,000
Orange County, CA, Impact Act 1915, Variable Rate Demand Note,
 2.30%, 09/02/2018                                                                         2,900,000                  2,900,000
Orange County, CA, Municipal Water District, Certificate of
Participation, Variable Rate Demand Note, 3.75%, 08/15/2015                                2,000,000                  2,000,000
Southern California Pollution Control Revenue, Edison Co. Series
 1986 A, Daily Demand Note, 3.40%, 02/28/2008                                              6,700,000                  6,700,000
                                                                                     ------------------------------------------
Total Short-Term Municipal Investments (Cost of $22,655,000,
 $2,000,000, and $24,655,000 respectively)                                                22,655,000    2,000,000    24,655,000
                                                                                     ==========================================


Long-Term Municipal Investments 97.8%
-------------------------------------
ABAG Finance Authority, CA, Stanford Health Systems, Certificate of
 Participation, ETM 11/1/2007,6.0%                                                                        670,739       670,739
Alameda County, CA, Water District Revenue, Series 1998 6/1/2016,
 4.625%                                                                                                 2,315,030     2,315,030
Anaheim County, CA, Convention Center Financing, Certificate of
 Participation, Zero Coupon, MBIA Insured 8/1/2005                                                      1,019,413     1,019,413
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997A, Fsa Ins 9/1/2024, 6.0%                                             3,896,970     3,896,970
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, FSA Insured 9/1/2014, 6.0%                                         1,129,960     1,129,960
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, FSA Insured 9/1/2016, 6.0%                                         1,124,980     1,124,980
Anaheim, CA, Public Financing Authority, Lease Revenue, Public
 Improvements Project, Series 1997 C, FSA Insured 9/1/2017                                                590,599       590,599
Anaheim, CA, Public Financing Authority, Lease Revenue Public
 Improvements Project, Series 1997C, Zero Coupon, FSA Insur 9/1/2018                                      380,670       380,670
Benicia, CA, Unified School District, General Obligation, Series A,
 Zero Coupon 8/1/2017                                                                        707,412                    707,412
Benicia, CA, Unified School District, General Obligation, Series A,
 Zero Coupon 8/1/2018                                                                        577,424                    577,424
Big Bear Lake, CA, Water Revenue, Rites-PA 597A, 10.19% 4/1/2015                           2,128,553                  2,128,553
Big Bear Lake, CA, Water Revenue, Rites-PA 597B, 10.17% 4/1/2022                           8,233,448                  8,233,448
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2011                                                                        748,475                    748,475
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2012                                                                        845,370                    845,370
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2013                                                                      1,707,025                  1,707,025
Burbank, CA, Unified School District, General Obligation, Series B,
 Zero Coupon 8/1/2014                                                                      1,488,180
Cabrillo, CA, University School District, Series A 8/1/2019                                             1,435,520     1,435,520
California Educational Facilities Authority, University of San
 Diego, Revenue, Zero Coupon 10/1/2014                                                       723,005                    723,005
California Educational Facilities Authority Revenue 10/1/2024                                658,650                    658,650
California Educational Facilities Authority, Mills College, Revenue,
 Prerefunded 9/1/2002, 6.875%,9/1/2022                                                     1,894,316                  1,894,316
California Educational Facilities Authority, University of San
 Francisco, Revenue 10/1/2016, 6.0%                                                        7,168,079                  7,168,079
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2001, 7.4%                                                                                1,578,185     1,578,185
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2002, 7.45%                                                                               1,052,768     1,052,768
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2006, 7.6%                                                                                4,256,325     4,256,325
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2007, 7.65%                                                                               2,467,955     2,467,955
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series A 8/1/2009, 7.7%                                                                         740,411       740,411
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series A 8/1/2016, 7.75%                                                                      2,567,514     2,567,514
California Housing Finance Agency, Multi-Unit Rental Housing Revenue,
 Series A 8/1/2023, 7.8%                                                                                2,774,787     2,774,787
California Health Facilties Finance Authority Revenue, Capital
 Appreciation, Kaiser, Series 1989A, Zero Coupon, AMBAC
  Insured,10/1/20120                                                                                    2,707,544     2,707,544
California Health Facilities Authority, Kaiser Permanente, Revenue,
 Series A, Zero Coupon 10/1/2009                                                           4,705,546                  4,705,546
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2001, 7.3%                                                                        380,201       380,201
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2002, 7.35%                                                                       412,252       412,252
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2003, 7.35%                                                                       448,370       448,370
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2004, 7.35%                                                                       485,226       485,226
California Housing Finance Agency, Multi-Unit Rental Housing
 Revenue, Series II 8/1/2005, 7.35%                                                                       526,977       526,977
California Housing Finance Agency, Hom Mortgage Revenue, Series F1,
 AMT, AMBAC Insured 8/1/2005, 6.2%                                                                        864,822       864,822
California Housing Finance Agency, Home Mortgage Revenue, Series F1,
 AMT, AMBAC Insured 8/1/2006, 6.3%                                                                      1,360,134     1,360,134
California Housing Finance Agency, Home Mortgage Revenue, Series F-1
 8/1/2015, 6.875%                                                                         11,276,315                 11,276,315
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Ins 2/1/2007, 5.7%                                                                          523,310       523,310
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Insured 2/1/2008, 5.8%                                                                    1,398,535     1,398,535
California Housing Finance Agency, Home Mortgage Revenue, Series
 1995 G, MBIA Insured 2/1/2009, 5.9%                                                                      210,642       210,642
California Health Facilities, Finance Authority Revenue, Capital
 Appreciation, Kaiser Permanente, Series 1989 A, Zero Coupon 10/1/2010                                  1,891,062     1,891,062
California Health Facilities Finance Authority, Kaiser Permanente,
 Revenue, Series A, Prerefunded 12/1/2000, 7.00%,12/1/2010                                 3,621,284                  3,621,284
California Health Facilities Finance Authority, Adventist Health
 System West, Revenue, Series B 3/1/2011, 6.5%                                             2,050,860                  2,050,860
California Health Facilities Finance Authority, Adventist Health
 System West, Revenue Series B 3/1/2007, 6.5%                                              3,845,363                  3,845,363
California Health Facilities Finance Authority, Southern California
 Presbyterian, Revenue, Prerefunded 6/1/2001, 6.7%, 6/1/2011                               2,067,780                  2,067,780
California Health Facilities Finance Authority, Insured Health
 Facilities, Small Facilities Loan, Revenue, Series A 3/1/2011, 6.7%                       1,252,668                  1,252,668
California Pollution Control Financing Authority , Variable Rate
 Demand Note, Series 1996C 11/1/2026, 3.85%                                                3,900,000                  3,900,000
California Pollution Control Financing Authority, Solid Waste
 Disposal Revenue, CanFibre of Riverside PJ, Series 1997 A, AMT
  7/1/2019, 9.0%                                                                           4,252,500    1,417,500     5,670,000
California Resource Efficiency Financing Authority, Certificate of
 Participation, Capital Improvement Program, Series 1997 4/1/2010, 6.0%                                 1,675,335     1,675,335
California Resource Efficiency Financing Authority, Certificate of
 Participation, Capital Improvement Program, Series 1997 4/1/2011, 6.0%                                 1,788,798     1,788,798
California Resource Efficiency Financing Authority, Capital
 Improvements Program, Certificates of Participation 4/1/2012, 6.0%                        1,900,208                  1,900,208
California Resource Efficiency Financing Authority, Capital
 Improvements Program, Certificates of Participation 4/1/2017, 5.5%                        1,323,409                  1,323,409
California Rural Home Mortgage Finance Authority, Single Family Mortgage
 Revenue, Series 2000 B, Step-Up Coupon 6/1/2031, 6.1%                                                  1,085,040     1,085,040
State of California, General Obligation, Series 1991 9/1/2010, 6.5%                                     1,511,895     1,511,895
State of California, General Obligation 2/1/2011, 6.6%                                     5,830,750                  5,830,750
State of Califonia, General Obligation, Series 1997 10/1/2018, 5.0%                                     2,116,202     2,116,202
State of Califonia, General Obligation, Series 1998 10/1/2017, 4.375%                                   4,455,400     4,455,400
State of California, Gerneral Obligation 10/1/2010, 5.75%                                  8,803,920    7,703,430    16,507,350
State of California, General Obligation 10/1/2019, 5.875%                                 10,565,100                 10,565,100
State of California, General Obligation 5/1/2010, 5.75%                                    8,853,436                  8,853,436
State of California, General Obligation 5/1/2011, 5.5%                                     5,880,012    5,917,670    11,797,682
California State Public Works Board, Department of Corrections, Revenue,
 Series A 9/1/2010, 7.4%                                                                   4,116,539                  4,116,539
California Public Works Board, Department of Corrections, Lease Based
 Revenue, Medera Prison, Series A-2, MBIA insured 9/1/2010, 7.4%                                        1,230,450     1,230,450
California State Public Works Board, Department of Corrections, Lease
 Revenue, Series A 1/1/2012, 5.75%                                                         5,485,959                  5,485,959
California State Colleges and Universities, Housing System, Revenue
 11/1/2012, 5.65%                                                                          8,603,007                  8,603,007
California State Colleges and Universities, Housing System, Revenue
 11/1/2013, 5.7%                                                                           5,297,350                  5,297,350
California Community Development Authority, Apartment Development Revenue
 Bond, Series 1998 A-3 5/15/2025, 5.1%                                                                    984,440       984,440
California Community Development Authority, Apartment Development Revenue
 Bond, Series 1998 A-4 5/15/2025, 5.25%                                                                   974,120       974,120
California Statewide Communities Development Authority, Certificate of
 Participation, The Internext Group 4/1/2017, 5.375%                                         921,710                    921,710
California Statewide Communities Development Authority, Certificates of
 Participation, The Internext Group 4/1/2030, 5.375%                                      15,740,640    4,809,640    20,550,280
California Statewide Communities Development Authority 8/15/2017, 6.0%                                  1,078,080     1,078,080
California Statewide Communities Development Authority, Catholic
 Healthcare West, Series 1999 7/1/2020, 6.5%                                               5,507,920    2,002,880     7,510,800
California Statewide Communities Development Authority, Cedars-Sinai
 Medical Center, Certificates of Participation 8/1/2012, 6.5%                             22,356,226                 22,356,226
California Statewide Community Development Authority, Certificate of
 Participation, Children's Hospital, Series 1993 6/1/2010, 6.0%                                         1,116,180     1,116,180
California Statewide Community Development Authority, Certificates of
 Participation, Lutheran Homes, Series 1999 11/15/2008, 5.5%                                            1,610,265     1,610,265
California Statewide Community Development Authority, Certificate of
 Participation, Lutheran Homes, Series 1993 11/15/2013, 5.6%                                            5,120,548     5,120,548
Capistrano, CA, Unified School District, Improvement District No. 1,
 Series 2000 A 8/1/2018, 6.25%                                                                          1,111,210     1,111,210
Carlsbad, CA, Unified School District, General Obligation, Zero Coupon
 11/1/2018                                                                                 1,150,582                  1,150,582
Carson, CA, Redevelopment Agency, Redevelopment Project No. 1, Tax
 Allocation, Series B 10/1/2016, 6.0%                                                      3,433,549                  3,433,549
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
 Improvement Project, Series 1994 A, MBIA Insured 8/1/2007, 7.25%                                       1,170,150     1,170,150
Center, California, Unified School District, Capital Appreciation, Series
 1997C, Zero Coupon, MBIA/BIG Insured 9/1/2014                                                          1,106,426     1,106,426
Central Valley, CA, Financing Authority, Cogeneration Project, Revenue,
 Prerefunded 7/1/03, 6.10%, 7/1/2013                                                       9,298,038                  9,298,038
Central Valley, CA, School District, Financing Authority, Capital
 Appreciation, Zero Coupon 2/1/2007                                                                     1,488,091     1,488,091
Central Valley, CA, School District, Financing Authority, Capital
 Appreciation, Zero Coupon 8/1/2007                                                                     4,091,010     4,091,010
Chino Basin, CA, Regional Financing Authority, Municipal Water District,
 Sewer System, AMBAC Insured 8/1/2011, 5.9%                                                             1,444,052     1,444,052
Concord, CA, Redevelopment Agency, Tax Allocation, Series 3 7/1/2018, 8.0%                    40,120                     40,120
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, Home
 Mortgage, ETM, Revenue 5/1/2022, 7.75%                                                    3,452,638                  3,452,638
Corona, CA, Community Facilities District, Special Tax, Series 90-1-A
 9/1/2015, 5.5%                                                                            9,932,630                  9,932,630
Corona-Norco, CA, Unified School District Public Financing Authority,
 Community Facilities District, Special Tax Revenue, Series A 9/1/2014, 5.75%              2,919,978                  2,919,978
Delmar, CA, Race Track Authority , Series 1996 8/15/2006, 6.0%                                          2,049,700     2,049,700
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2010                                                                       711,010       711,010
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2011                                                                       706,560       706,560
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2016                                                                       242,480       242,480
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 5/1/2022                                                                       419,475       419,475
Dry Creek, CA, Joint Elementary School District, Capital Appreciation,
 Series 1997A, Zero Coupon 8/1/2021                                                                       610,003       610,003
Duarte, CA, Certificate of Participation, City of Hope Medical Center
 4/1/2002, 5.75%                                                                                        3,605,405     3,605,405
Duarte, CA, Certificates of Participation, City of Hope Medical Center,
 Series 1993 4/1/2008, 6.0%                                                                             3,982,538     3,982,538
El Dorado County, CA, Public Agency Financing Authority, Revenue
 2/15/2012, 5.6%                                                                           6,357,720                  6,357,720
Emeryville, CA, Public Financing Authority, Redevelopment Project,
 Revenue, Series A, Prerefunded 05/01/2002, 6.50%, 5/1/2021                                4,150,357                  4,150,357
Emeryville, CA, Public Financing Authority, Redevelopment Project,
 Revenue, Series A 5/1/2021, 6.5%                                                          6,504,261                  6,504,261
Encinitas, CA Unified School District, Capital Appreciation, Zero Coupon
 8/1/2017                                                                                               1,630,920     1,630,920
Escondido, CA, High School District, zero coupon, 11/01/2017                               2,223,540                  2,223,540
Escondido, CA, Unified High School Dist, ETM, General Obligation, zero
 coupon 11/1/2020                                                                          2,345,560                  2,345,560
Escondido, CA, Unified High School District, General Obligation, Zero
 Coupon 5/1/2015                                                                           1,496,001                  1,496,001
Escondido, CA, Unified High School District, General Obligations, Zero
 Coupon 5/1/2016                                                                           1,476,438                  1,476,438
Escondido County, CA, Unified School District, Capital Appreciation, Zero
 Coupon 11/1/2018                                                                                       1,737,190     1,737,190
Fontana, CA, Public Financing Authority, Tax Allocation Revenue 9/1/2021, 7.05%            4,007,484                  4,007,484
FootHill-De Anza, CA 8/1/2012, 6.0%                                                        1,795,263                  1,795,263
Foothill-De Anza, CA, Community College 8/1/2013, 6.0%                                     1,224,837    1,108,450     2,333,287
Foothill-DeAnza, CA, Community College District, De-Anza Campus Center
 Project, Certificates of Participation, Prerefunded 6/1/01, 7.875%, 6/1/2021              4,108,395                  4,108,395
Foothill-DeAnza, CA, Community College District, De-Anza Campus Center
 Project, Certificates of Participation, Prerefunded 9/1/03, 7.35%, 3/1/2007               1,633,863                  1,633,863
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A,
 Prerefunded 1/1/2007, 6.50%, 1/1/2032                                                    11,249,200                 11,249,200
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue. Series A,
 Prerefunded 1/1/2007, 6.00%, 01/01/2034                                                   3,681,114                  3,681,114
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A, ETM,
 zero coupon 1/1/2014                                                                      1,026,160                  1,026,160
Foothill Eastern Transportation, Corridor Agency, CA, Toll Road Revenue,
 Senior Lien, Series 1995A, Step-up Coupon, 0% to 1/1/05, 6.95% 1/1/07,
  1/1/2007                                                                                                495,207       495,207
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
 Series 1995 A, Step-up Coupon, Prerefundedv 1/1/2010 at 102, 0% to
  1/1/2005, 7.1% to 1/1/2011                                                                            5,502,780     5,502,780
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
 Senior Lien, Series A, Step-up Coupon, 0% to 1/1/05, 7.15% to
  1/1/13,1/1/2013                                                                                         895,957       895,957
Foothill Eastern Transportation Corridor Agency, CA , Toll Road Revenue,
 Series 1995 A, Step-up Coupon, Prerefunded 1/1/2010 at 102, 0% to                                      2,641,924     2,641,924
  1/1/2005, 7.15% to 1/1/2014
Foothill/ Eastern Corridor Agency, CA, Toll Road Revenue, Series A,
 Prerefunded 1/1/2010, 6.0%, 1/1/2016                                                     12,380,610                 12,380,610
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, ETM, zero Coupon
 1/1/2018                                                                                  3,967,100                  3,967,100
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Capital
 Appreciation, ETM, zero coupon, 01/01/2020                                                1,753,850    1,753,850     3,507,700
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Capital
 Appreciation, Series 1999, Zero coupon 1/15/2017                                          1,816,695      595,472     2,412,167
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Zero Coupon
 1/15/2018                                                                                 2,361,500                  2,361,500

Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Zero Coupon
1/15/2025                                                                               10,000,000              10,000,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Series 1999, Zero
Coupon 1/15/2026                                                                         3,750,000    1,250,000  5,000,000
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Series 1995 A
1/1/2035, 5.0%                                                                          10,000,000    2,500,000 12,500,000
Fresno, CA, Health Facilities Authority, Holy Cross Health System,
Revenue, Prerefunded 6/1/2002, 6.625%, 6/1/2021                                          2,000,000               2,000,000
Fresno, CA, Health Facilities Authority, Holy Cross Health System,
Revenue, Prerefunded 6/1/2002, 6.5%,6/1/2011                                             1,500,000               1,500,000
Fresno, CA, Unified School District, General Obligation, Series A
8/1/2016, 6.4%                                                                           2,000,000               2,000,000
Fresno, CA, Unified School District, Series 1999 C 2/1/2017, 5.9%                                     1,760,000  1,760,000
Hawthorne, CA, Community Redevelopment Agency, Redevelopment Project Area
2, Tax Allocation 9/1/2014, 6.625%                                                       2,000,000               2,000,000
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2011                                                                            400,000    400,000
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2012                                                                            400,000    400,000
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2013                                                                            400,000    400,000
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2014                                                                            400,000    400,000
Hollister CA, Joint Powers Financing Authority, Sewer System
Improvement Project, Revenue 12/1/2011, 5.75%                                            3,815,000               3,815,000
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2011, 7.0%                                                             2,500,000               2,500,000
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2021, 6.5%                                                             1,825,000               1,825,000
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2019, 7.0%                                                             5,200,000               5,200,000
Inglewood, CA, Public Financing Authority, Revenue, Series B,
Prerefunded 5/1/2002, 7.0 %                                                              7,990,000               7,990,000
Inglewood, CA, Public Financing Authority, Revenue, Series C,
Prerefunded 5/1/2002, 7.0%, 5/1/2022                                                       890,000                 890,000
Inland Empire Solid Waste Financing Authority, California Landfill
Improvement Financing Project, FSA Insured, Series 1996B 8/1/2006, 6.0%                               1,000,000  1,000,000
Irvine Ranch Water District, CA, Conservation District, Daily Demand
Note 5/1/2009, 3.85%                                                                     1,600,000               1,600,000
Kern, CA, High School District, General Obligation, Series A
8/1/2012, 6.4%                                                                           3,095,000               3,095,000
Laguna Salada CA Unified School District, General Obligation, Series
B, Zero Coupon 8/1/2019                                                                  2,765,000               2,765,000
Laguna Salada, CA, Unified School District, General Obligation,
Series B, Zero Coupon 8/1/2020                                                           2,000,000               2,000,000
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2013                                                                 2,150,000               2,150,000
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2014                                                                 1,050,000               1,050,000
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2015                                                                 1,275,000               1,275,000
Las Virgenes, CA, Unified School District, Capital Appreciation, Zero
Coupon 11/1/2016                                                                                      1,500,000  1,500,000
Lemon Grove, CA, Community Development Agency, Lemon Grove
Redevelopment Project, Tax Allocation, Prerefunded 8/1/2002, 6.65%,
8/1/2006                                                                                   250,000                 250,000
Lemon Grove, CA, Community Development Agency, Lemon Grove
Redevelopment Project, Tax Allocation, Prerefunded 8/1/2002, 6.9%,
8/1/2020                                                                                 2,250,000               2,250,000
Long Beach Califonia BD Finance Authority, Lease Revenue, Rainbow
Harbor, Series 1999 A 5/1/2020, 5.125%                                                                2,750,000  2,750,000
Long Beach California Harbor 5/15/2017, 6.0%                                                          1,500,000  1,500,000
Long Beach, CA, Harbor Revenue 5/15/2018, 6.0%                                           4,000,000               4,000,000
Long Beach, CA, Harbor Revenue 5/15/2016, 7.85%                                          4,215,000               4,215,000
Long Beach, CA, Harbor Revenue 5/15/2019, 7.85%                                          5,300,000               5,300,000
Long Beach, CAC10 5/15/2016, 5.75%                                                      12,570,000              12,570,000
Los Angeles, CA, Convention and Exhibition Center Authority,
Certificates of Participation, Prerefunded 12/1/2005, 9.0%, 12/1/2020                    1,000,000               1,000,000
Los Angeles County, California, Convention and Exhibition Center
Authority Lease Revenue, Series 1993A, MBIA/BIG Insured 8/15/2011, 6.125%                             1,000,000  1,000,000
Los Angeles, CA, Department of Airports, Ontario International
Airport, Revenue, Series A 5/15/2012, 5.9%                                               3,290,000               3,290,000
Los Angeles, CA, Harbor Department Revenue, Series B 8/1/2026, 6.25%                     2,320,000               2,320,000
Los Angeles, CA, State Building Authority Lease Revenue, California
Department, General Services, Series 1993A 5/1/2008, 5.6%                                             7,000,000  7,000,000
Los Angeles, CA, Unified School District, General Obligation, Series
A 7/1/2021, 5.0%                                                                        14,000,000    6,000,000 20,000,000
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589A, 10.40%, 7/1/2012                                                                   3,170,000               3,170,000
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589B, 10.40%,7/1/2013                                                                    1,485,000               1,485,000
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589C, 10.40% 7/1/2014                                                                    2,910,000               2,910,000
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589D, 10.40% 7/1/2015                                                                    3,560,000               3,560,000
Los Angeles, CA, University School District 7/1/2015, 5.625%                             4,115,000               4,115,000
Los Angeles, CA, University School District 7/1/2016, 5.625%                            10,655,000              10,655,000
Los Angeles, CA, University School District 7/1/2017, 5.625%                             3,500,000               3,500,000
Los Angeles, CA, University School District 7/1/2018, 5.625%                             4,990,000               4,990,000
Los Angeles County, CA, Certificates of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 9/1/2006                                            2,500,000  2,500,000
Los Angeles County, CA, Certificate of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 3/1/2008                                          2,780,000    2,780,000

Los Angeles County, CA , Certificates of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 9/1/2008                                            4,865,000  4,865,000
Los Angeles County, CA, Certificate of Participation, Marina Del Ray,
Series A 7/1/2003, 6.25%                                                                              1,590,000  1,590,000
Los Angeles County, CA, Certificate of Participation, Marina Del Ray,
Series A 7/1/2008, 6.5%                                                                               2,500,000  2,500,000
Los Angeles County, CA, Metropolitan Transportation Authority,
Revenue Bond, Series 1999 A 7/1/2019, 5.0%                                                            2,000,000  2,000,000
Los Angeles County, CA, Metropolitan Transportation Authority, Sales
Tax Revenue, Series A 7/1/2017, 4.75%                                                    4,610,000               4,610,000
Los Angeles County, CA, Metropolitan Transportation Authority, Sales
Tax Revenue, Series A 7/1/2019, 4.75%                                                    5,060,000               5,060,000
Los Banos, CA, Certificates of Participation 12/1/2019, 6.0%                             2,100,000               2,100,000
Lucia Mar, CA, Unified School District, General Obligation, Series A,
Zero Coupon 8/1/2016                                                                     1,000,000               1,000,000
M-S-R Public Power Agency, San Juan Project, Revenue, Series D, ETM
7/1/2020, 6.75%                                                                          2,000,000               2,000,000
Martinez, CA, Home Mortgage Revenue, ETM 2/1/2002, 10.375%                                  20,000                  20,000
Merced, CA, Unified School District, General Obligation, Series A,
Zero Coupon 8/1/2014                                                                     2,045,000               2,045,000
Merced, CA, High School District, Capital Appreciation, Series 1999                                   2,090,000  2,090,000
A, Zero Coupon 8/15/2015
Merced, CA, High School District, Capital Appreciation Bond, Series A
8/1/2016                                                                                              2,140,000  2,140,000
Metropolitan Water District, Southern California Waterworks, Revenue,                    2,000,000               2,000,000
Series A 7/1/2021, 5.75%
Metropolitan Water District of Southern California, Waterworks                           5,000,000               5,000,000
Revenue, Series A 7/1/2022, 4.75%
Midpeninsula Regional Open Space District, CA, Finance Authority                                      1,190,000  1,190,000
Revenue, Capital Appreciation, Zero Coupon 9/1/2020
Millbrae, CA, Residential Facilities, Revenue Magnolia of Millbrae
Project, Series 1997A AMT 9/1/2027, 7.375%                                                            4,000,000  4,000,000
Modesto, CA, Certificate of Participation, Community Project, Series
A, AMBAC Insured 11/1/2014,5.6%                                                                       1,370,000  1,370,000
Modesto, CA, Irrigation District Financing Authority, Revenue, Series                    7,000,000               7,000,000
A 10/1/2015, 6.0%
Modesto, CA, Wastewater Facilities Treatment Revenue, Series 1997,
AMT, MBIA insured 11/1/2011, 6.0%                                                                     1,255,000  1,255,000
Mojave Desert & Mountain Region, CA, Solid Waste Joint Powers
Authority 6/1/2020, 7.875%                                                                            2,350,000  2,350,000
Montebello, CA, Unified School District, General Obligation, Zero                        1,890,000               1,890,000
Coupon 8/1/2012
Montebello, CA, Unified School District, General Obligation, Zero                        1,945,000               1,945,000
Coupon 8/1/2013
Moreno Valley, CA, Towngate Community Facilities District, Special                       2,810,000               2,810,000
Tax 10/1/2023, 7.125%
Moreno Valley, CA, Towngate Community Facilities District, Special                       3,670,000               3,670,000
Tax 12/1/2009, 6.5%
Murrieta Valley, CA, Unified School District, General Obligation,                        2,500,000               2,500,000
Series A, Zero Coupon 9/1/2016
Northern California Power Agency, Public Power Revenue, Prerefunded                        210,000                 210,000
01/01/2016, 7.0%, 7/1/2016
Northern California Power Agency, Public Power Revenue,                                               2,500,000  2,500,000
Hydroelectric Project No. 1, Series A7/1/20175
Oakland, CA, Housing Finance Revenue 1/1/2010, 7.1%                                      1,125,000               1,125,000
Orange County, CA, Recovery Certificates of Participation 7/1/2026, 6.0%                13,000,000              13,000,000
Palmdale, CA, School District, School Building Project, Certificates                     1,420,000               1,420,000
of Participation, Zero Coupon 10/1/2019
Pleasanton, CA, Joint Power Financing Series A 9/2/2012, 6.15%                           8,775,000               8,775,000
Ponoma, CA, Unified School District, General Obligation, ETM, Series                                  1,020,000  1,020,000
1992B 8/1/2014, 6.25%
Oakland, CA, Port Revenue 11/1/2010, 5.5%                                                6,305,000    2,500,000  8,805,000
Oakland, CA, Port Revenue 11/1/2011, 5.625%                                              9,260,000               9,260,000
Oakland, CA, Port Revenue 11/1/2014, 5.75%                                                            2,500,000  2,500,000
Puerto Rico Commonwealth, General Obligation 7/1/2015, 6.50%6.5                          4,000,000               4,000,000
Puerto Rico Commonwealth, Inverse Floating Rate, Rites-PA 620 B                          3,500,000    1,500,000  5,000,000
7/1/2014, 7.25%
Puerto Rico Commonwealth Highway & Transportation Authority, Highway                                  1,000,000  1,000,000
Revenue, Series 1996 Z 7/1/2014, 6.25%
Puerto Rico Commonwealth Highway and Transportation Authority,                             750,000                 750,000
Highway Revenue, Series Z, 07/01/2016
Puerto Rico Commonwealth Highway and Transportation Authority,                           7,250,000               7,250,000
Highway Revenue, Revenue, Series Z 7/1/2018, 6.0%
Puerto Rico Commonwealth Highway and Transportation Authority,                           3,610,000               3,610,000
Highway Revenue, Inverse Floater, 8.65%, 8/11/2010
Puerto Rico Commonwealth Highway and Transportation Authority,                           2,825,000               2,825,000
Highway Revenue, Inverse Floater, 8.65%, 3/9/2012
Puerto Rico Commonwealth Highway and Transportation Authority,                           5,000,000               5,000,000
Transportation Revenue, Series A 7/1/2014, 5.5%
Puerto Rico Commonwealth, Infrastructure Finance Authority, Series A                     1,500,000      500,000  2,000,000
10/1/2020, 5.5%
Puerto Rico Public Building Authority, Government Facilities Revenue,                                 1,000,000  1,000,000
Series 1995 A 7/1/2013, 6.25%
Puerto Rico Electric Power Authority, Power Revenue, Series HH                           6,250,000    1,250,000  7,500,000
7/1/2014, 5.75%
Puerto Rico Electric Power Authority, Power Revenue, Series HH                                        2,300,000  2,300,000
7/1/2015, 5.75%
Puerto Rico Electric Power Authority 7/1/2016, 5.75%                                     5,000,000               5,000,000
Puerto Rico Municipal Finance Authority, Inverse Floating Rate,                          1,250,000    1,145,000  2,395,000
RITES-PA 645B 8/1/2013, 6.32%
Puerto Rico Municipal Finance Authority, Inverse Floater 8/1/2014, 6.531%                2,500,000               2,500,000
Puerto Rico Municipal Finance Authority, Inverse Floating Rate,                          1,000,000    1,225,000  2,225,000
RITES-PA 645D 8/1/2015, 7.17%
Redondo Beach, CA, Public Financing Authority, South Bay Center                          1,000,000               1,000,000
Redevelopment Project, Revenue 7/1/2016, 7.0%
Redondo Beach, CA, Public Financing Authority, South Bay Center                          2,000,000               2,000,000
Recevelopment Project, Revenue 7/1/2026, 7.125%
Reedley, CA, Sierra View Homes, Certificates of Participation,                           3,820,000               3,820,000
Prerefunded 03/01/2001, 7.6%, 3/1/2021
Richmond, CA, Joint Powers Finance Authority, Series 1996 9/1/2006, 5.875%                              500,000    500,000
Richmond, CA, Joint Powers Finance Authority, Series 1996 9/1/2016, 6.6%                              1,000,000  1,000,000
Richmond, CA, Wastewater Revenue, Capital Appreciation, Zero Coupon
8/1/2020                                                                                              2,495,000  2,495,000
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project,                                 1,750,000  1,750,000
Series 1997, Zero Coupon 6/1/2015
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project,                                 2,395,000  2,395,000
Series 1997, Zero coupon, MBIA/BIG Insured 6/1/2016
Rocklin, CA, Unified School District, Community Facilities, Zero
Coupon 9/1/2019                                                                                       1,675,000  1,675,000
Rocklin, CA, Unified School District, Community Facilities, Zero
Coupon 9/1/2020                                                                                       1,415,000  1,415,000
Sacramento, CA, Financing Authority Lease Revenue, Series 1993 B                                      4,200,000  4,200,000
11/1/2014, 5.0%
Sacramento, CA, City Financing Authority Lease Revenue
Refunding,11/1/2020, 5.4%                                                                5,000,000               5,000,000
Sacremento, CA, City Financing Authority Revenue, Capital
Appreciation, Tax Allocation, Series 1993B, MBIA/BIG, Zero Coupon
11/1/2016                                                                                             2,685,000  2,685,000
Sacramento, CA, City Financing Authority, Revenue Bond, Convention
Center Hotel, Series A 1/1/2030, 6.25%                                                  10,000,000    4,000,000 14,000,000
Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue, Prerefunded 7/1/2005, 6.5%, 7/1/2021                                            7,750,000               7,750,000
Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue, Prerefunded 07/01/2005, 6.375%, 7/1/2010                                        2,700,000               2,700,000

Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue 7/1/2010, 6.375%                                                                 2,300,000               2,300,000
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
G 9/1/2013, 6.5%                                                                         1,270,000               1,270,000
Sacramento, California Municipal Utilities District Electrict
Revenue Series K 7/1/2018, 5.75%                                                         5,170,000               5,170,000
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
A 8/15/2006, 6.2%                                                                        1,000,000               1,000,000
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
1997 L 7/1/2022, 5.125%                                                                               1,750,000  1,750,000
Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds,
Series 1995 7/1/2004, 6.5%                                                                            2,000,000  2,000,000
Sacramento California Power Authority Gogeneration Preject Revenue
7/1/2022, 6.0%                                                                           5,000,000               5,000,000
Sacramento County, CA, Sanitation District Financing Authority,
Revenue, Series A 12/1/2014, 6.0%                                                                     5,000,000  5,000,000
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2011, 6.0%                                                                 850,000                 850,000
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2021, 6.3%                                                               1,500,000               1,500,000
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2014, 6.125%                                                               605,000                 605,000
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 12/1/2010, 5.5%                                                              1,090,000               1,090,000
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A, FSA Insured 9/1/2013, 6.0%                              1,000,000  1,000,000
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A 9/1/2014, 6.0%                              1,195,000    1,000,000  2,195,000
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A, FSA Insured 9/1/2015, 6.0%                              1,000,000  1,000,000
Saddleback Valley, CA, Unified School District, Public Finance
Authority, Special Tax Revenue, Series A 9/1/2020, 4.75%                                              3,215,000  3,215,000
Salinas, CA, Capital Improvement Projects, Certificates of
Participation, Series A 10/1/2017, 5.625%                                                2,000,000               2,000,000
San Bernardino, CA, School Health Care System, Sisters of Charity,
Revenue, Series A, Prerefunded 07/01/2001, 7.0%, 7/1/2011                                5,000,000               5,000,000
San Bernardino County, CA, West Valley Detention Center, Certificates
of Participation 11/1/2012, 6.5%                                                         8,000,000               8,000,000
San Bernadino, CA, Certificate of Participation, Medical Center
Financing Project, Series 1994, MBIA/BIG Ins 8/1/2017, 5.5%                                           3,965,000  3,965,000
San Bernadino, CA, Certificate of Participation, Medical Center
Financing Project, Refunding Revenue, Series 1994, MBIA/BIG 8/1/2009, 6.0%                            3,000,000  3,000,000
San Bruno Park, CA, School District, General Obligation, Zero Coupon,
8/1/2014                                                                                 1,010,000               1,010,000
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2016                                                                                 1,000,000               1,000,000
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2017                                                                                 1,000,000               1,000,000
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2019                                                                                 1,100,000               1,100,000
San Diego, CA, Detention Facility, Certificates of Participation,
Revenue 6/1/2002, 8.0%                                                                   2,725,000               2,725,000
San Diego, CA, Redevelopment Agency, Horton Project, Tax Allocation,
Series B 11/1/2017, 6.625%                                                               2,000,000               2,000,000
San Francisco, CA, City and County Airport Communication,
International Airport Revenue, Series 12A 5/1/2013, 5.7%                                 5,470,000               5,470,000
San Francisco, CA, City and County Airport Communucation,
International Airport Revenue, Series 12A 5/1/2014, 5.7%                                 6,795,000               6,795,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2015, 6.9599%                                                                        1,080,000               1,080,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2017, 6.4599%                                                                        1,285,000               1,285,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2015, 6.4599%                                                                        1,365,000               1,365,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2010, 7.134%                                                                         1,445,000               1,445,000
San Francisco California City and County ARPTS Rites-PA 5/1/2015, 6.9979%                             1,530,000  1,530,000
San Francisco California City and County ARPTS Rites-PA 5/1/2016, 7.2329%                             1,625,000  1,625,000

Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Zero Coupon
1/15/2025                                                                               2,195,200                2,195,200
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Series 1999, Zero
Coupon 1/15/2026                                                                        2,121,075       707,025  2,828,100
Foothill/Eastern Corridor Agency, CA, Toll Road Revenue, Series 1995 A
1/1/2035, 5.0%                                                                          9,374,800     2,343,700 11,718,500
Fresno, CA, Health Facilities Authority, Holy Cross Health System,
Revenue, Prerefunded 6/1/2002, 6.625%, 6/1/2021                                         2,114,280                2,114,280
Fresno, CA, Health Facilities Authority, Holy Cross Health System,
Revenue, Prerefunded 6/1/2002, 6.5%,6/1/2011                                            1,582,320                1,582,320
Fresno, CA, Unified School District, General Obligation, Series A
8/1/2016, 6.4%                                                                          2,337,920                2,337,920
Fresno, CA, Unified School District, Series 1999 C 2/1/2017, 5.9%                                     1,949,622  1,949,622
Hawthorne, CA, Community Redevelopment Agency, Redevelopment Project Area
2, Tax Allocation 9/1/2014, 6.625%                                                      2,116,160                2,116,160
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2011                                                                            240,024    240,024
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2012                                                                            225,924    225,924
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2013                                                                            212,196    212,196
Healdsburg, CA, Unified School District, Capital Appreciation, Series
1997, FGIC Insured 7/15/2014                                                                            198,876    198,876
Hollister CA, Joint Powers Financing Authority, Sewer System
Improvement Project, Revenue 12/1/2011, 5.75%                                           3,908,925                3,908,925
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2011, 7.0%                                                            2,600,875                2,600,875
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2021, 6.5%                                                            1,892,671                1,892,671
Inglewood, CA, Civic Center Improvement Project, Certificates of
Participation 8/1/2019, 7.0%                                                            5,409,820                5,409,820
Inglewood, CA, Public Financing Authority, Revenue, Series B,
Prerefunded 5/1/2002, 7.0 %                                                             8,368,966                8,368,966
Inglewood, CA, Public Financing Authority, Revenue, Series C,
Prerefunded 5/1/2002, 7.0%, 5/1/2022                                                      936,992                  936,992
Inland Empire Solid Waste Financing Authority, Califirnia Landfill
Improvement Financing Project, FSA Insured, Series 1996B 8/1/2006, 6.0%                               1,082,310  1,082,310
Irvine Ranch Water District, CA, Conservation District, Daily Demand
Note 5/1/2009, 3.85%                                                                    1,600,000                1,600,000
Kern, CA, High School District, General Obligation, Series A
8/1/2012, 6.4%                                                                          3,588,467                3,588,467
Laguna Salada CA Unified School District, General Obligation, Series
B, Zero Coupon 8/1/2019                                                                   992,303                  992,303
Laguna Salada, CA, Unified School District, General Obligation,
Series B, Zero Coupon 8/1/2020                                                            675,540                  675,540
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2013                                                                1,123,805                1,123,805
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2014                                                                  514,227                  514,227
Las Virgenes, CA, Unified School District, General Obligation, Series
A, Zero Coupon 11/1/2015                                                                  587,189                  587,189
Las Virgenes, CA, Unified School District, Capital Appreciation, Zero
Coupon 11/1/2016                                                                                        646,740    646,740
Lemon Grove, CA, Community Development Agency, Lemon Grove
Redevelopment Project, Tax Allocation, Prerefunded 8/1/2002, 6.65%,
8/1/2006                                                                                  265,238                  265,238
Lemon Grove, CA, Community Development Agency, Lemon Grove
Redevelopment Project, Tax Allocation, Prerefunded 8/1/2002, 6.9%,
8/1/2020                                                                                2,397,263                2,397,263
Long Beach Califonia BD Finance Authority, Lease Revenue, Rainbow
Harbor, Series 1999 A 5/1/2020, 5.125%                                                                2,713,288  2,713,288
Long Beach California Harbor 5/15/2017, 6.0%                                                          1,655,295  1,655,295
Long Beach, CA, Habor Revenue 5/15/2018, 6.0%                                           4,395,640                4,395,640
Long Beach, CA, Harbor Revenue 5/15/2016, 7.85%                                         5,119,792                5,119,792
Long Beach, CA, Harbor Revenue 5/15/2019, 7.85%                                         6,278,380                6,278,380
Long Beach, CAC10 5/15/2016, 5.75%                                                     13,172,732               13,172,732
Los Angeles, CA, Convention and Exhibition Center Authority,
Certificates of Participation, Prerefunded 12/1/2005, 9.0%, 12/1/2020                   1,220,870                1,220,870
Los Angeles County, California, Convention and Exhibition Center
Authority Lease Revenue, Series 1993A, MBIA/BIG Insured 8/15/2011, 6.125%                             1,139,540  1,139,540
Los Angeles, CA, Department of Airports, Ontario International
Airport, Revenue, Series A 5/15/2012, 5.9%                                              3,479,340                3,479,340
Los Angeles, CA, Harbor Department Revenue, Series B 8/1/2026, 6.25%                    2,456,022                2,456,022
Los Angeles, CA, State Building Authority Lease Revenue, California
Department, General Services, Series 1993A 5/1/2008, 5.6%                                             7,524,230  7,524,230
Los Angeles, CA, Unified School District, General Obligation, Series
A 7/1/2021, 5.0%                                                                       13,553,540     5,808,660 19,362,200
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589A, 10.40%, 7/1/2012                                                                  3,993,534                3,993,534
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589B, 10.40%, 7/1/2013                                                                  1,871,219                1,871,219
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589C, 10.40% 7/1/2014                                                                   3,659,994                3,659,994
Los Angeles, CA, Unified School District, Inverse Floater, Rites-PA
589D, 10.40% 7/1/2015                                                                   4,468,512                4,468,512
Los Angeles, CA, University School District 7/1/2015, 5.625%                            4,358,608                4,358,608
Los Angeles, CA, University School District 7/1/2016,5.625%                            11,210,658               11,210,658
Los Angeles, CA, University School District 7/1/2017,5.625%                             3,660,755                3,660,755
Los Angeles, CA, University School District 7/1/2018,5.625%                             5,196,037                5,196,037
Los Angeles County, CA, Certificates of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 9/1/2006                                            1,889,675  1,889,675
Los Angeles County, CA, Certificate of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 3/1/2008                                            1,936,909  1,936,909

Los Angeles County, CA , Certificates of Participation, Capital
Appreciation, Disney Parking Project, Zero coupon 9/1/2008                                            3,306,157  3,306,157
Los Angeles County, CA, Certificate of Participation, Marina Del Ray,
Series A 7/1/2003, 6.25%                                                                              1,623,549  1,623,549
Los Angeles County, CA, Certificate of Participation, Marina Del Ray,
Series A 7/1/2008,6.5%                                                                                2,639,100  2,639,100
Los Angeles County, CA, Metropolitan Transportation Authority,
Revenue Bond, Series 1999 A 7/1/2019, 5.0%                                                            1,956,100  1,956,100
Los Angeles County, CA, Metropolitan Transportation Authority, Sales
Tax Revenue, Series A 7/1/2017, 4.75%                                                   4,310,581                4,310,581
Los Angeles County, CA, Metropolitan Transportation Authority, Sales
Tax Revenue, Series A 7/1/2019, 4.75%                                                   4,635,264                4,635,264
Los Banos, CA,, Certificates of Participation 12/1/2019,6.0%                            2,120,265                2,120,265
Lucia Mar, CA, Unified School District, General Obligation, Series A,
Zero Coupon 8/1/2016                                                                      436,900                  436,900
M-S-R Public Power Agency, San Juan Project, Revenue, Series D, ETM
7/1/2020, 6.75%                                                                         2,372,420                2,372,420
Martinez, CA, Home Mortgage Revenue, ETM 2/1/2002, 10.375%                                 20,816                   20,816
Merced, CA, Unified School District, General Obligation, Series A,
Zero Coupon 8/1/2014                                                                    1,014,443                1,014,443
Merced, CA, High School District, Capital Appreciation, Series 1999
A, Zero Coupon 8/15/2015                                                                                975,131    975,131
Merced, CA, High School District, Capital Appreciation Bond, Series A
8/1/2016                                                                                                934,966    934,966
Metropolitan Water District, Southern California Waterworks, Revenue,
Series A 7/1/2021, 5.75%                                                                2,152,420                2,152,420
Metropolitan Water District of Southern California, Waterworks
Revenue, Series A7/1/2022,4.75%                                                         4,544,000                4,544,000
Midpeninsula Regional Open Space District, CA, Finance Authority
Revenue, Capital Appreciation, Zero Coupon 9/1/2020                                                     399,328    399,328
Millbrae, CA, Residential Facilities, Revenue Magnolia of Millbrae
Project, Series 1997A AMT 9/1/2027, 7.375%                                                            3,917,120  3,917,120
Modesto, CA, Certificate of Participation, Community Project, Series
A, AMBAC Insured 11/1/2014,5.6%                                                                       1,491,793  1,491,793
Modesto, CA, Irrigation District Financing Authority, Revenue, Series
A 10/1/2015, 6.0%                                                                       7,530,600                7,530,600
Modesto, CA, Wastewater Facilities Treatment Revenue, Series 1997,
AMT, MBIA insured 11/1/2011, 6.0%                                                                     1,418,840  1,418,840
Mojave Desert & Mountain Region, CA, Solid Waste Joint Powers
Authority 6/1/2020, 7.875%                                                                            2,492,880  2,492,880
Montebello, CA, Unified School District, General Obligation, Zero
Coupon 8/1/2012                                                                         1,065,166                1,065,166
Montebello, CA, Unified School District, General Obligation, Zero
Coupon 8/1/2013                                                                         1,029,508                1,029,508
Moreno Valley, CA, Towngate Community Facilities District, Special
Tax 10/1/2023, 7.125%                                                                   2,879,098                2,879,098
Moreno Valley, CA, Towngate Community Facilities District, Special
Tax 12/1/2009, 6.5%                                                                     3,821,901                3,821,901
Murrieta Valley, CA, Unified School District, General Obligation,
Series A, Zero Coupon 9/1/2016                                                          1,087,450                1,087,450
Northern California Power Agency, Public Power Revenue, Prerefunded
01/01/2016, 7.0%, 7/1/2016                                                                257,263                  257,263
Northern California Power Agency, Public Power Revenue,,
Hydroelectric Project No. 1, Series A7/1/20175                                                        2,479,025  2,479,025
Oakland, CA, Housing Finance Revenue 1/1/2010, 7.1%                                     1,150,436                1,150,436
Orange County, CA, Recovery Certificates of Participation 7/1/2026, 6.0%               13,648,570               13,648,570
Palmdale, CA, School District, School Building Project, Certificates
of Participation, Zero Coupon 10/1/2019                                                   503,120                  503,120
Pleasanton, CA, Joint Power Financing Series A 9/2/2012, 6.15%                          9,135,214                9,135,214
Ponoma, CA, Unified School District, General Obligation, ETM, Series
1992B 8/1/2014, 6.25%                                                                                 1,179,722  1,179,722
Oakland, CA, Port Revenue 11/1/2010, 5.5%                                               6,692,505     2,653,650  9,346,155
Oakland, CA, Port Revenue 11/1/2011, 5.625%                                             9,843,843                9,843,843
Oakland, CA, Port Revenue 11/1/2014, 5.75%                                                            2,642,250  2,642,250
Puerto Rico Commonwealth, General Obligation 7/1/2015, 6.50%6.5                         4,668,120                4,668,120
Puerto Rico Commonwealth, Inverse Floating Rate, Rites-PA 620 B
7/1/2014, 7.25%                                                                         4,319,840     1,851,360  6,171,200
Puerto Rico Commonwealth Highway & Transportation Authority, Highway
Revenue, Series 1996 Z 7/1/2014, 6.25%                                                                1,141,830  1,141,830
Puerto Rico Commonwealth Highway and Transportation Authority,
Highway Revenue, Series Z, 07/01/2016                                                     856,328                  856,328
Puerto Rico Commonwealth Highway and Transportation Authority,
Highway Revenue, Revenue, Series Z 7/1/2018, 6.0%                                       8,068,598                8,068,598
Puerto Rico Commonwealth Highway and Transportation Authority,
Highway Revenue, Inverse Floater, 8.65%, 8/11/2010                                      4,623,183                4,623,183
Puerto Rico Commonwealth Highway and Transportation Authority,
Highway Revenue, Inverse Floater, 8.65%, 3/9/2012                                       3,622,582                3,622,582
Puerto Rico Commonwealth Highway and Transportation Authority,
Transportation Revenue, Series A 7/1/2014, 5.5%                                         5,328,100                5,328,100
Puerto Rico Commonwealth, Infrastructure Finance Authority, Series A
10/1/2020, 5.5%                                                                         1,534,935       511,645  2,046,580
Puerto Rico Public Building Authority, Government Facilities Revenue,
Series 1995 A 7/1/2013, 6.25%                                                                         1,140,320  1,140,320
Puerto Rico Electric Power Authority, Power Revenue, Series HH
7/1/2014, 5.75%                                                                         6,746,063     1,349,213  8,095,275
Puerto Rico Electric Power Authority , Power Revenue, Series HH
7/1/2015, 5.75%                                                                                       2,470,683  2,470,683
Puerto Rico Electric Power Authority 7/1/2016, 5.75%                                    5,345,400                5,345,400
Puerto Rico Municipal Finance Authority, Inverse Floating Rate,
RITES-PA 645B 8/1/2013, 6.32%                                                           1,448,900     1,327,192  2,776,092
Puerto Rico Municipal Finance Authority, Inverse Floater 8/1/2014, 6.531%               2,926,975                2,926,975
Puerto Rico Municipal Finance Authority, Inverse Floating Rate,
RITES-PA 645D 8/1/2015, 7.17%                                                           1,182,420     1,448,465  2,630,885
Redondo Beach, CA, Public Financing Authority, South Bay Center
Redevelopment Project, Revenue 7/1/2016, 7.0%                                           1,078,240                1,078,240
Redondo Beach, CA, Public Financing Authority, South Bay Center
Recevelopment Project, Revenue 7/1/2026, 7.125%                                         2,155,320                2,155,320
Reedley, CA, Sierra View Homes, Certificates of Participation,
Prerefunded 03/01/2001, 7.6%, 3/1/2021                                                  3,917,143                3,917,143
Richmond, CA , Joint Powers Finance Authority, Series 1996 9/1/2006, 5.875%                             528,165    528,165
Richmond, CA , Joint Powers Finance Authority, Series 1996 9/1/2016, 6.6%                             1,075,290  1,075,290
Richmond, CA, Wastewater Revenue, Capital Appreciation, Zero Coupon
8/1/2020                                                                                                842,736    842,736
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project,
Series 1997, Zero Coupon 6/1/2015                                                                       817,793    817,793
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project,
Series 1997, Zero coupon, MBIA/BIG Insured 6/1/2016                                                   1,047,693  1,047,693
Rocklin, CA, Unified School District, Community Facilities, Zero
Coupon 9/1/2019                                                                                         598,377    598,377
Rocklin, CA, Unified School District, Community Facilities, Zero
Coupon 9/1/2020                                                                                         475,751    475,751
Sacramento, CA, Financing Authority Lease Revenue, Series 1993 B
11/1/2014, 5.0%                                                                                       4,273,710  4,273,710
Sacramento, CA, City Financing Authority Lease Revenue
Refunding,11/1/2020, 5.4%                                                               5,176,500                5,176,500
Sacremento, CA, City Financing Authority Revenue, Capital
Appreciation, Tax Allocation, Series 1993B, MBIA/BIG, Zero Coupon
11/1/2016                                                                                             1,157,665  1,157,665
Sacramento, CA, City Financing Authority, Revenue Bond, Convention
Center Hotel, Series A 1/1/2030, 6.25%                                                  9,762,500     3,905,000 13,667,500
Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue, Prerefunded 7/1/2005, 6.5%, 7/1/2021                                           8,636,678                8,636,678
Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue, Prerefunded 07/01/2005, 6.375%, 7/1/2010                                       2,994,948                2,994,948

Sacramento, CA, Cogeneration Authority, Procter and Gamble Project,
Revenue 7/1/2010, 6.375%                                                                2,464,726                2,464,726
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
G 9/1/2013, 6.5%                                                                        1,496,022                1,496,022
Sacramento, California Municipal Utilities District Electrict
Revenue Series K 7/1/2018, 5.75%                                                        5,616,688                5,616,688
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
A 8/15/2006, 6.2%                                                                       1,050,850                1,050,850
Sacramento, CA, Municipal Utility District, Electric Revenue, Series
1997 L 7/1/2022, 5.125%                                                                             1,714,125    1,714,125
Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds,
Series 1995 7/1/2004, 6.5%                                                                          2,114,400    2,114,400
Sacramento California Power Authority Gogeneration Preject Revenue
7/1/2022, 6.0%                                                                          5,246,250                5,246,250
Sacramento County, CA, Sanitation District Financing Authority,
Revenue, Series A 12/1/2014, 6.0%                                                                   5,543,300    5,543,300
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2011, 6.0%                                                                898,170                  898,170
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2021, 6.3%                                                              1,539,045                1,539,045
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 9/1/2014, 6.125%                                                              631,572                  631,572
Sacramento County, CA, Community Facilities District Number 1,
Special Tax 12/1/2010, 5.5%                                                             1,117,599                1,117,599
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A, FSA Insured 9/1/2013, 6.0%                            1,131,270    1,131,270
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A 9/1/2014, 6.0%                             1,350,302   1,129,960    2,480,262
Saddleback Valley Unified School District, Public Financing
Authority, Special Tax Revenue, Series 1997A, FSA Insured 9/1/2015, 6.0%                            1,128,570    1,128,570
Saddleback Valley, CA, Unified School District, Public Finance
Authority, Special Tax Revenue, Series A 9/1/2020, 4.75%                                            2,968,345    2,968,345
Salinas, CA, Capital Improvement Projects, Certificates of
Participation, Series A 10/1/2017, 5.625%                                               2,019,240                2,019,240
San Bernardino, CA, School Health Care System, Sisters of Charity,
Revenue, Series A, Prerefunded 07/01/2001, 7.0%, 7/1/2011                               5,191,700                5,191,700
San Bernardino County, CA, West Valley Detention Center, Certificates
of Participation 11/1/2012, 6.5%                                                        8,463,920                8,463,920
San Bernadino, CA, Certificate of Participation, Medical Center
Financing Project, Series 1994, MBIA/BIG Ins 8/1/2017, 5.5%                                         4,198,697    4,198,697
San Bernadino, CA, Certificate of Participation, Medical Center
Financing Project, Refunding Revenue, Series 1994, MBIA/BIG 8/1/2009, 6.0%                          3,339,240    3,339,240
San Bruno Park, CA, School District, General Obligation, Zero Coupon,
8/1/2014                                                                                  501,021                  501,021
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2016                                                                                  436,900                  436,900
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2017                                                                                  407,730                  407,730
San Bruno Park, CA, School District, General Obligation, Zero Coupon
8/1/2019                                                                                  394,768                  394,768
San Diego, CA, Detention Facility, Certificates of Participation,
Revenue 6/1/2002, 8.0%                                                                  2,799,938                2,799,938
San Diego, CA, Redevelopment Agency, Horton Project, Tax Allocation,
Series B 11/1/2017, 6.625%                                                              2,151,260                2,151,260
San Francisco, CA, City and County Airport Communication,
International Airport Revenue, Series 12A 5/1/2013, 5.7%                                5,682,947                5,682,947
San Francisco, CA, City and County Airport Communucation,
International Airport Revenue, Series 12A 5/1/2014, 5.7%                                7,027,117                7,027,117
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2015, 6.9599%                                                                       1,294,326                1,294,326
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2017, 6.4599%                                                                       1,469,436                1,469,436
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2015, 6.4599%                                                                       1,545,999                1,545,999
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2010, 7.134%                                                                        1,616,435                1,616,435
San Francisco California City and County ARPTS Rites-PA 5/1/2015, 6.9979%                           1,695,026    1,695,026
San Francisco California City and County ARPTS Rites-PA 5/1/2016, 7.2329%                           1,815,353    1,815,353

San Francisco, CA, City and County Airports, Inverse Floater
5/1/2015, 6.4599%                                                             1,365,000                              1,365,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2010, 7.134%                                                              1,445,000                              1,445,000
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2010, 6.4599%                                                             1,535,000                              1,535,000
San Francisco, CA, City and County Redevelopment Agency, George R.
Moscone Convention Center, Lease Revenue 7/1/2015, 6.75%                      2,200,000                              2,200,000
San Francisco, CA, Redevelopment Finance Agency, Tax Allocation
Revenue, Series A, Zero Coupon, FGIC Insured 8/1/2003                                           1,080,000            1,080,000
San Francisco, CA, City and County Redevelopment Agency Residential
Facility, Coventry Park Project, Series 1996 A 12/1/2026, 8.5%                                  2,000,000            2,000,000
San Francisco, CA, Hotel Tax Revenue, Series 1998 7/1/2018, 5.0%                                4,000,000            4,000,000
San Joaquin, CA, Transportation Corridor Agency, Toll Revenue, Junior
Lien, Series 1993, Zero Coupon 1/1/2004                                                         1,000,000            1,000,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Step-up Coupon, 0% to 1/1/02, 7.3% to 1/1/04,
1/1/2005                                                                                        2,500,000            2,500,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Zero Coupon 1/1/2007                                                      6,000,000            6,000,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Zero coupon, ETM 1/1/2014                               1,180,000         2,500,000            3,680,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Series 1993, Zero Coupon 1/1/2002                                           515,000              515,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Zero Coupon 1/1/2006                                                        200,000              200,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Series 1993, Zero coupon 1/1/2010                                         1,500,000            1,500,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, zero coupon 1/15/2011                                      5,450,000                              5,450,000
San Joaquin Hills, CA, Revenue, Capital Appreciation, Series 1997 A,
Zero Coupon 1/15/2012                                                        22,920,000         2,500,000           25,420,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2015                                     10,000,000         2,065,000           12,065,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, zero coupon 1/15/2016                                      3,485,000                              3,485,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2017                                      3,965,000                              3,965,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2018                                      2,640,000                              2,640,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2019                                      3,185,000                              3,185,000
San Joaquin Hills, CA, Transportation
Corridor Agency 1/1/2033, 5.0%                                                                  1,000,000            1,000,000
San Jose, CA, Redevelopment Agency, Tax
Allocation 8/1/2023, 4.75%                                                    5,300,000                              5,300,000
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2003                                                        735,000              735,000
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2004                                                      1,605,000            1,605,000
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2005                                                      1,605,000            1,605,000
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2006                                                      1,605,000            1,605,000
San Jose, CA, Unified School District,
General Obligation, Series A, Zero Coupon 08/01/2015                          2,570,000                              2,570,000
San Jose, CA, Unified School District,
General Obligation, Series A, Zero Coupon 8/1/2017                            1,350,000                              1,350,000
San Ysidro, CA, School District, General
Obligation 8/1/2021, 6.125%                                                   1,400,000                              1,400,000
Santa Ana, CA, Finance Authority, Lease Revenue Bonds, Police
Administration And Holding Facility, Series 1994A, MBIA Ins 7/1/2024,
6.25%                                                                                            2,000,000           2,000,000
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC
Replacement Project, AMBAC Insured 11/15/2008, 7.75%                                             3,250,000           3,250,000
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
Project, Series 1997, MBIA/BIG Insured 9/1/2017, 5.5%                                            1,005,000           1,005,000
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2018, 5.5%                         1,060,000           1,060,000
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2019, 5.6%                         1,115,000           1,115,000
Santa Cruz County, CA, Certificates of Participation, Capital
Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2020, 5.6%                                 1,180,000           1,180,000
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
Project, Series 1997, MBIA/BIG Insured 9/1/2024, 5.65%                                           1,445,000           1,445,000
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2025,
5.65%                                                                                            1,520,000           1,520,000
Santa Cruz County, CA, Certificates of Participation, Capital
Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2026, 5.65%                                1,605,000           1,605,000
Santa Cruz County, CA, Housing Authority, Multi-Family
Revenue, Series A 7/1/2023, 7.75%                                             2,000,000                              2,000,000
Santa Margarita/Dana Point, CA, Improvement Districts 1-2-
2A and 8, MBIA Insured, Series 1994A 8/1/2006, 7.25%                                               465,000             465,000
Santa Margarita/Dana Point, CA, Improvement Districts 3, 3A, 4 and 4A,
Series B, MBIA Insured 8/1/2005, 7.25%                                                           2,895,000           2,895,000
Santa Margarita/Dana Point, CA,
Improvement Districts,                                                        3,400,000                              3,400,000
Revenue, Series B 8/1/2013, 7.25%
Santa Margarita/Dana Point, CA,
Improvement Districts, Revenue, Series B
8/1/2012, 7.25%                                                               3,675,000                              3,675,000
Santaluz Sptx, CAC07, 6.25%, 9/1/2021                                         1,000,000          1,000,000           2,000,000
Santaluz Sptx, CAC07, 6.375%, 9/1/2030                                        3,000,000          1,000,000           4,000,000
Santaluz Sptx, CAC07, 6.375%                                                  1,000,000                              1,000,000
Snowline, CA, Joint Unified School District, Certificates of
Participation, Prerefunded 7/1/2003, 6.3%, 7/1/2011                           2,500,000                              2,500,000
Snowline, CA, Joint Unified School
District, Certificates of Participation
7/1/2018, 6.4%                                                                1,195,000                              1,195,000
South Placer Wastewater Authority
California Wasterwater Revenue, Series A
11/1/2013, 5.5%                                                                                  1,000,000           1,000,000
South Placer Water
Authority 11/1/2014, 5.5%                                                     2,000,000                              2,000,000
South San Francisco, CA, Capital Improvements Financing
Authority, South San Francisco Conference Center, Revenue 9/1/2018,
6.125%                                                                        3,925,000                              3,925,000
South Tahoe, CA, Joint Powers Finance
Authority, Series 1997 A 10/1/2007, 7.3%                                     10,000,000          2,500,000          12,500,000
Southern California Home Finance Authority, Single Family
Mortgage Revenue, Series A 9/1/2024, 7 .35%                                     370,000                                370,000
Southern California Home Finance Authority, Single Family
Mortgage Revenue, Series A 9/1/2022, 6 .75%                                     565,000                                565,000
Southern California Public Power Authority, Series
1989 7/1/2010, 6.75%                                                                             6,000,000           6,000,000
Southern California Public Power Authority, Transmission Project
Revenue, Capital Appreciation, Zero Coupon 7/1/2015                                              2,000,000           2,000,000
Stockton, CA, Community Facilities District,
Brookside Estates, Special Tax Revenue
8/1/2015, 6.2%                                                                2,000,000                              2,000,000
Sunnyvale, CA, Financing Authority, Wasterwater, Refuse
and Sludge, Utilities Revenue 10/1/2017, 6 .3%                                4,000,000                              4,000,000
Tahoe Truckee CA, Unified School District,
General Obligation, Series A, Zero Coupon 8/1/2022                            3,600,000                              3,600,000
Temple City, CA, Unified School
District, General Obligation, Series A,
Zero Coupon 8/1/2015                                                          1,250,000                              1,250,000
Torrance, CA, Torrance Memorial Hospital
Medical Center, Revenue 1/1/2012, 6.75%                                       5,000,000                              5,000,000
Tustin, CA, Unified School District, Community Facilities
District No. 97-1, Special Tax 9/1/2021, 6.25%                                                     750,000             750,000
Tustin, CA, Unified School District 9/1/2035, 6.375%                          2,000,000                               2,000,000
University of California Revenue Ser K
9/1/2021, 5.0%                                                               10,650,000                              10,650,000
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, ETM,
Series 1992 A 10/1/2002, 7.0%                                                                    1,000,000            1,000,000
Virgin Islands Public Finance Authority,
Revenue Bond, Series 1999 A, 6.50%, 10/01/2024                                5,000,000          2,500,000            7,500,000
Virgin Islands, Special
Tax Bonds, Hugo Bonds, Prerefunded
10/01/2001, 7.75%, 10/1/2006                                                                     1,180,000            1,180,000
Washington Township, CA, Health Care
District, Revenue
Bond, Series 1999 7/1/2023, 5.125%                                            1,205,000                               1,205,000
Watsonville, CA, Community Hospital
Revenue, Series 1996 7/1/2007, 5.95%                                                             1,135,000           1,135,000
West Covina, CA, Queen of the Valley Hospital, Certificate
of Participation, Hospital Revenue, Series 1994 8/15/2001, 5.8%                                    750,000             750,000
West Covina, CA, Redevelopment Agency Facility, Series
1996, ETM 9/1/2009, 5.75%                                                                          865,000             865,000
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue,
Community Development, Project No. 1, Series 1991 A, Prerefunded
8/1/2001, 7.3%, 8/1/2021                                                      2,500,000          2,690,000           5,190,000
Yosemite, CA, Community College District, Certificate of
Participation, Prerefunded 7/1/2001, 7.75%, 7/1/2011                          1,395,000                              1,395,000
Total Long-Term Municipal Investments ($ 728,674,874,  $293,824,513, and
$1,022,499,387 respectively)
Total Investment Portfolio 100% (Cost of $751,329,874, $295,824,513, and
$1,047,154,387
respectively)
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2018, 6.9819%                                                                1,635,884                              1,635,884
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2007, 6.4798%                                                                1,652,401                              1,652,401
San Francisco, CA, City and County Airports, Inverse Floater
5/1/2010, 6.4599%                                                                1,738,541                              1,738,541
San Francisco, CA, City and County Redevelopment Agency, George R.
Moscone Convention Center, Lease Revenue 7/1/2015, 6.75%                         2,408,472                              2,408,472
San Francisco, CA, Redevelopment Finance Agency, Tax Allocation
Revenue, Series A, Zero Coupon, FGIC Insured 8/1/2003                                                 965,693             965,693
San Francisco, CA, City and County Redevelopment Agency Residential
Facility, Coventry Park Project, Series 1996 A 12/1/2026, 8.5%                                      1,889,660           1,889,660
San Francisco, CA, Hotel Tax Revenue, Series 1998 7/1/2018, 5.0%                                    3,937,760           3,937,760
San Joaquin, CA, Transportation Corridor Agency, Toll Revenue, Junior
Lien, Series 1993, Zero Coupon 1/1/2004                                                             1,002,420           1,002,420
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Step-up Coupon, 0% to 1/1/02, 7.3% to 1/1/04,
1/1/2005                                                                                            2,564,800           2,564,800
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Zero Coupon 1/1/2007                                                          6,404,340           6,404,340
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Senior Lien, Zero coupon, ETM 1/1/2014                                    605,434          1,282,700           1,888,134
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Series 1993, Zero Coupon 1/1/2002                                               493,030             493,030
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Zero Coupon 1/1/2006                                                            160,086             160,086
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Junior Lien, Series 1993, Zero coupon 1/1/2010                                               981,315             981,315
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, zero coupon 1/15/2011                                         3,343,303                              3,343,303
San Joaquin Hills, CA, Revenue, Capital Appreciation, Series 1997 A,
Zero Coupon 1/15/2012                                                           13,238,592          1,444,000          14,682,592
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2015                                         4,786,400            988,392           5,774,792
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, zero coupon 1/15/2016                                         1,562,430                              1,562,430
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2017                                         1,659,511                              1,659,511
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2018                                         1,036,438                              1,036,438
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
Revenue, Series A, Zero Coupon 1/15/2019                                         1,173,577                              1,173,577
San Joaquin Hills, CA, Transportation
Corridor Agency 1/1/2033, 5.0%                                                                        940,000             940,000
San Jose, CA, Redevelopment Agency, Tax
Allocation 8/1/2023, 4.75%                                                       4,816,852                              4,816,852
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2003                                                            644,058             644,058
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2004                                                          1,341,363           1,341,363
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2005                                                          1,276,328           1,276,328
San Jose, CA, Financing Revenue, Community
Facilities Project, Zero Coupon 11/15/2006                                                          1,214,439           1,214,439
San Jose, CA, Unified School District,
General Obligation, Series A, Zero Coupon 08/01/2015                             1,199,085                              1,199,085
San Jose, CA, Unified School District,
General Obligation, Series A, Zero Coupon 8/1/2017                                 550,436                                550,436
San Ysidro, CA, School District, General
Obligation 8/1/2021, 6.125%                                                      1,555,050                              1,555,050
Santa Ana, CA, Finance Authority, Lease Revenue Bonds, Police
Administration And Holding Facility, Series 1994A, MBIA Ins 7/1/2024,
6.25%                                                                                               2,293,820           2,293,820
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC
Replacement Project, AMBAC Insured 11/15/2008, 7.75%                                                3,993,405           3,993,405
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
Project, Series 1997, MBIA/BIG Insured 9/1/2017, 5.5%                                               1,067,953           1,067,953
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2018, 5.5%                            1,119,869           1,119,869
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2019, 5.6%                            1,182,948           1,182,948
Santa Cruz County, CA, Certificates of Participation, Capital
Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2020, 5.6%                                    1,250,529           1,250,529
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
Project, Series 1997, MBIA/BIG Insured 9/1/2024, 5.65%                                              1,536,049           1,536,049
Santa Cruz County, CA, Certificates of Participation,
Capital Facilities Project, Series 1997, MBIA/BIG  Insured 9/1/2025,
5.65%                                                                                               1,617,782           1,617,782
Santa Cruz County, CA, Certificates of Participation, Capital
Facilities Project, Series 1997, MBIA/BIG Insured 9/1/2026, 5.65%                                   1,705,537           1,705,537
Santa Cruz County, CA, Housing Authority, Multi-Family
Revenue, Series A 7/1/2023, 7.75%                                                2,042,740                              2,042,740
Santa Margarita/Dana Point, CA, Improvement Districts 1-2-
2A and 8 , MBIA Insured, Series 1994A 8/1/2006, 7.25%                                                 535,220             535,220
Santa Margarita/Dana Point, CA, Improvement Districts 3, 3A, 4 and 4A,
Series B, MBIA Insured 8/1/2005, 7.25%                                                              3,268,889           3,268,889
Santa Margarita/Dana Point, CA,
Improvement Districts,                                                           4,233,306                              4,233,306
Revenue, Series B 8/1/2013, 7.25%
Santa Margarita/Dana Point, CA,
Improvement Districts, Revenue, Series B 8/1/2012, 7.25%                         4,555,934                              4,555,934
Santaluz Sptx, CAC07, 6.25%, 9/1/2021                                            1,001,790          1,001,790           2,003,580
Santaluz Sptx, CAC07, 6.375%, 9/1/2030                                           3,013,500          1,004,500           4,018,000
Santaluz Sptx, CAC07, 6.375%                                                     1,004,500                              1,004,500
Snowline, CA, Joint Unified School District, Certificates of
Participation, Prerefunded 7/1/2003, 6.3%, 7/1/2011                              2,684,000                              2,684,000
Snowline, CA, Joint Unified School
District, Certificates of Participation
7/1/2018, 6.4%                                                                   1,285,856                              1,285,856
South Placer Wastewater Authority
California Wasterwater Revenue, Series A
11/1/2013, 5.5%                                                                                     1,066,360           1,066,360
South Placer Water
Authority 11/1/2014, 5.5%                                                        2,118,700                              2,118,700
South San Francisco,  CA, Capital Improvements Financing
Authority, South San Francisco Conference Center, Revenue 9/1/2018,
6.125%                                                                           3,984,228                              3,984,228
South Tahoe, CA, Joint Powers Finance
Authority,
Series 1997 A 10/1/2007, 7.3%                                                   10,049,800          2,512,450          12,562,250
Southern California Home Finance Authority,  Single Family
Mortgage Revenue, Series A 9/1/2024, 7 .35%                                        378,221                                378,221
Southern California Home Finance Authority, Single Family
Mortgage Revenue, Series A 9/1/2022, 6 .75%                                        574,950                                574,950
Southern California Public Power Authority , Series
1989 7/1/2010, 6.75%                                                                                6,962,820           6,962,820
Southern California Public Power Authority, Transmission Project
Revenue, Capital Appreciation, Zero Coupon 7/1/2015                                                   927,900             927,900
Stockton, CA, Community Facilities
District, Brookside Estates, Special Tax Revenue
8/1/2015, 6.2%                                                                   2,059,680                              2,059,680
Sunnyvale, CA, Financing Authority, Wasterwater, Refuse
and Sludge, Utilities Revenue 10/1/2017, 6 .3%                                   4,086,360                              4,086,360
Tahoe Truckee CA, Unified School District,
General Obligation, Series A, Zero Coupon 8/1/2022                               1,075,212                              1,075,212
Temple City, CA, Unified School
District, General Obligation, Series A,
Zero Coupon 8/1/2015                                                               583,213                                583,213
Torrance, CA, Torrance Memorial Hospital
Medical Center, Revenue 1/1/2012, 6.75%                                          5,008,600                              5,008,600
Tustin, CA, Unified School District, Community Facilities
District No. 97-1, Special Tax 9/1/2021, 6.25%                                                        757,268             757,268
Tustin, CA, Unified School District 9/1/2035, 6.375%
University of California Revenue Ser K                                           2,025,240                              2,025,240
9/1/2021, 5.0%                                                                  10,295,462                             10,295,462
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, ETM,
Series 1992 A 10/1/2002,                                                                            1,051,170           1,051,170
7.0%
Virgin Islands Public Finance Authority,
Revenue Bond, Series 1999 A, 6.50%, 10/01/2024                                   5,186,500          2,593,250           7,779,750
Virgin Islands, Special
Tax Bonds, Hugo Bonds, Prerefunded                                                                  1,226,468           1,226,468
10/01/2001, 7.75%, 10/1/2006
Washington Township, CA, Health Care
District, Revenue                                                                1,122,602                              1,122,602
Bond, Series 1999 7/1/2023, 5.125%
Watsonville, CA, Community Hospital
Revenue Series 1996 7/1/2007, 5.95%                                                                 1,242,394           1,242,394
West Covina, CA, Queen of the Valley Hospital, Certificate
of Participation, Hospital Revenue, Series 1994 8/15/2001, 5.8%                                       760,890             760,890
West Covina, CA, Redevelopment Agency Facility, Series
1996, ETM 9/1/2009, 5.75%                                                                             927,886             927,886
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue,
Community Development, Project No. 1, Series 1991 A, Prerefunded
8/1/2001, 7.3%, 8/1/2021                                                         2,607,650          2,805,831           5,413,481
Yosemite, CA, Community College District, Certificate of
Participation, Prerefunded 7/1/2001, 7.75%, 7/1/2011                             1,438,984                              1,438,984
                                                                           ---------------------------------------------------------
Total Long-Term Municipal Investments ($ 728,674,874,  $293,824,513, and
$1,022,499,387 respectively)                                                   768,063,530        309,976,790       1,078,040,320
                                                                           =========================================================

                                                                           ---------------------------------------------------------
Total Investment Portfolio 100% (Cost of $751,329,874, $295,824,513, and
$1,047,154,387 respectively)                                                   790,718,530        311,976,790       1,102,695,320
                                                                           =========================================================

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                      AS OF NOVEMBER 30, 2000 (UNAUDITED)


                                     Kemper California    Scudder California           Pro Forma                     Pro Forma
                                      Tax-Free Income          Tax Free               Adjustments                    Combined
                                    -------------------  --------------------    ---------------------       ----------------------
Investments, at value                $    790,718,530      $     311,976,790                                    $  1,102,695,320
Cash                                          162,677                165,683                                             328,360
Other assets less liabilities              (2,384,162)             1,242,625          $         -       (2)           (1,141,537)
                                    -------------------  --------------------    ---------------------       ----------------------
Total Net assets                     $    788,497,045      $     313,385,098          $         -               $  1,101,882,143
                                    ===================  ====================    =====================       ======================

Net Assets
Class S Shares                                             $     313,310,966                                    $    313,310,966
Class AARP Shares                                          $          74,132                                    $         74,132
Class A Shares                       $    753,160,570                                                           $    753,160,570
Class B Shares                       $     31,638,978                                                           $     31,638,978
Class C Shares                       $      3,697,497                                                           $      3,697,497
Shares Outstanding
Class S Shares                                                    28,739,770                14,416,010                43,155,780
Class AARP Shares                                                      6,802                     3,409                    10,211
Class A Shares                            103,803,874                                                                103,803,874
Class B Shares                              4,354,958                                                                  4,354,958
Class C Shares                                512,625                                                                    512,625
Net Asset Value per Share
Class S Shares                                                         10.90                                    $           7.26
Class AARP Shares                                                      10.90                                    $           7.26
Class A Shares                                   7.26                                                           $           7.26
Class B Shares                                   7.27                                                           $           7.27
Class C Shares                                   7.21                                                           $           7.21

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
        FOR THE TWELVE MONTH PERIOD ENDED NOVEMBER 30, 2000 (UNAUDITED)


                                           Kemper California     Scudder California      Pro Forma          Pro Forma
                                            Tax-Free Income           Tax Free          Adjustments          Combined
                                         ---------------------  -------------------------------------------------------
Investment Income:
  Interest income                           $     46,235,100             17,442,732     $        --        $ 63,677,832
                                         ------------------------------------------------------------------------------
            Total Investment Income               46,235,100             17,442,732                          63,677,832
  Expenses
     Management fees                               4,118,324              1,886,192        (232,219)  (3)     5,772,297
     12B-1 Fees                                    2,007,615                      -                           2,007,615
     Trustees Fees                                    23,824                 28,293                   (4)        52,117
     All other expenses                              750,193                466,665        (141,351)  (5)     1,075,507
                                         ------------------------------------------------------------------------------
  Total expenses before reductions                 6,899,956              2,381,150        (373,570)          8,907,536
  Expense reductions                                       -                      -               -                   -
                                         ------------------------------------------------------------------------------
  Expenses, net                                    6,899,956              2,381,150        (373,570)          8,907,536
                                         ------------------------------------------------------------------------------
Net investment income (loss)                      39,335,144             15,061,582         373,570          54,770,296
                                         ------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

Net realized gain (loss) from investments         (2,072,089)              (179,597)             --          (2,251,686)


Net increase in unrealized appreciation
  of investments during the period                30,930,645             10,972,692              --          41,903,337
                                         ------------------------------------------------------------------------------
Net increase in net assets from
  operations                                $     68,193,700         $   25,854,677     $   373,570        $ 94,421,947
                                         ==============================================================================


               Notes to Pro Forma Combining Financial Statements
                                  (Unaudited)
                               November 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of November 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended November 30, 2000 for Kemper California Tax-Free Income Fund and Scudder California Tax Free Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $xxxxxx and $xxxxxx to be borne by Kemper California Tax-Free Income Fund and Scudder California Tax Free Fund, respectively.

3. Represents reduction in management fees resulting from the utilization of Kemper California Tax- Free Income Fund's investment management agreement for the entire year.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents decrease in other expenses resulting from the implementation of an administrative agreement.

                           PART C.  OTHER INFORMATION

Item 15.       Indemnification.
--------       ----------------

               Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibits (1)(a)(1)(a)(3) hereto, which are incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 16.    Exhibits.
--------    ---------

            (1)  (a)(1)     Amended and Restated Agreement and Declaration of
                            Trust is incorporated be reference to Post-Effective
                            Amendment No. 22 to the Registration Statement.

                  (a)(2) Written Instrument Establishing and Designating Separate Classes of Shares is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (a)(3) Amended and Restated Written Instrument Establishing and Designating Separate Classes of Shares is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

            (2)   (b)(1)    By-laws are incorporated by reference to Post-
                            Effective Amendment No. 23 to the Registration
                            Statement.

            (3)             Inapplicable.

            (4) Form of Agreement and Plan of Reorganization filed herein as Exhibit A to Part A.

            (5)             Inapplicable.

            (6)   (d)(1)    Investment Management Agreement between the
                            Registrant, on behalf of Kemper California Tax Free
                            Income Fund, and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

            (7)   (e)(1)    Underwriting and Distribution Services Agreement
                            between the Registrant and Kemper Distributors, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                  (e)(2) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (e)(3) Addendum to Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

            (8)             Inapplicable.

            (9)   (g)(1)    Custody Agreement is incorporated by reference to
                            Post-Effective Amendment No. 23 to the Registration
                            Statement.

                  (g)(2) Amendment to Custody Agreement dated March 15, 1999, is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.

                  (g)(3) Amendment to Custody Agreement dated March 31, 1999, is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.

            (10)  (m)(1)    Rule 12b-1 Plan between the Registrant, on behalf of
                            Kemper California State Tax-Free Income Fund (Class
                            B shares) and Kemper Distributors, Inc., dated
                            August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration
                            Statement.

                  (m)(2) Rule 12b-1 Plan between the Registrant, on behalf of Kemper California State Tax-Free Income Fund, (Class C shares) and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                  (m)(3) Multi-Distribution System Plan is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

                  (m)(4) Kemper Funds Amended and Restated Multi-Distribution System Plan is filed herewith.

            (11)            Opinion and Consent of Dechert is filed herewith.

            (12) Opinion and Consent of Willkie Farr & Gallagher is to be filed by post-effective amendment.

            (13)  (h)(1)    Agency Agreement is incorporated by reference to
                            Post-Effective Amendment No. 22 to the Registration
                            Statement.

                  (h)(2) Supplement to Agency Agreement is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

                  (h)(3) Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (h)(4) Amendment to Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (h)(5) Assignment and Assumption Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (h)(6) Fund Accounting Services Agreement between the Registrant, on behalf of Kemper California Tax-Free Income Fund, and Scudder Fund Accounting Corp., dated December 31, 1997, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

            (14)            Consents of Independent Auditors are filed herewith

            (15)            Inapplicable.

            (16)            Powers of Attorney are filed herewith.

            (17)            Form of Proxy is filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Kemper State Tax-Free Income Series has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 5/th/ day of January, 2001.


                              KEMPER STATE TAX-FREE INCOME SERIES


                              By: /s/ Mark S. Casady
                                  ------------------------
                              Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                       TITLE                        DATE
         ---------                       -----                        ----

/s/ Mark S. Casady                     President                 January 5, 2001
---------------------------
Mark S. Casady


/s/ John W. Ballantine     *            Trustee                  January 5, 2001
---------------------------
John W. Ballantine


/s/ Lewis A. Burnham       *            Trustee                  January 5, 2001
---------------------------
Lewis A. Burnham


/s/ Linda C. Coughlin      *            Trustee                  January 5, 2001
---------------------------
Linda C. Coughlin


/s/ Donald L. Dunaway      *            Trustee                  January 5, 2001
---------------------------
Donald L. Dunaway


/s/ Robert B. Hoffman      *            Trustee                  January 5, 2001
---------------------------
Robert B. Hoffman


/s/ Donald R. Jones        *            Trustee                  January 5, 2001
---------------------------
Donald R. Jones


/s/ Thomas W. Littauer     *            Trustee                  January 5, 2001
---------------------------
Thomas W. Littauer


/s/ Shirley D. Peterson    *            Trustee                  January 5, 2001
---------------------------
Shirley D. Peterson


/s/ William P. Sommers     *            Trustee                  January 5, 2001
---------------------------
William P. Sommers


/s/ John R. Hebble            Treasurer (Principal Financial     January 5, 2001
---------------------------
John R. Hebble                    and Accounting Officer)


*By: /s/ Caroline Pearson                                        January 5, 2001
    -----------------------------
Caroline Pearson, Attorney-in-fact


*Executed pursuant to powers of attorney filed herein as an exhibit to the Registrant's Registration Statement on form N-14.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                   FORM N-14

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                      KEMPER STATE TAX-FREE INCOME SERIES

                      KEMPER STATE TAX-FREE INCOME SERIES

                                 EXHIBIT INDEX


Exhibit 10  Kemper Funds Amended and Restated Multi-Distribution System Plan

Exhibit 11  Opinion and Consent of Dechert

Exhibit 14  Consents of Independent Auditors

Exhibit 16  Powers of Attorney

Exhibit 17  Form of Proxy